Exhibit 10.4
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                          SUBORDINATED CREDIT AGREEMENT


                           Dated as of August 31, 2000

                                      among

                                BARCLAYS BANK PLC
                                  222 Broadway
                               New York, NY 10038

                                     as Bank

                                       and

                         CHADMOORE WIRELESS GROUP, INC.
                             a Colorado corporation
                             2875 East Patrick Lane
                             Las Vegas, Nevada 89120


              (AND ANY OF ITS SUBSIDIARIES WHO MAY BECOME PARTIES)
                                  as Borrowers


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
         This SUBORDINATED CREDIT AGREEMENT, dated as of August 31, 2000 (this "Agreement"), is entered into by and among BARCLAYS BANK PLC ("Bank"), CHADMOORE WIRELESS GROUP, INC. ("Chadmoore"), and any of its SUBSIDIARIES LISTED ON
SCHEDULE 1 HERETO (collectively, the "Chadmoore Subsidiaries") who become parties pursuant to Section 6.01(g)(i) (such Chadmoore Subsidiaries, together with Chadmoore, the "Borrowers").

                                    ARTICLE I

                                 INTERPRETATION

1.01. Certain Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, the following terms, when used in this Agreement or any other Operative Document, shall have the following respective meanings:

         "Adjusted Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Adjusted Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Effective Rate, respectively.

         "Adjusted Consolidated Tangible Net Worth" shall mean, as of any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Chadmoore and its Subsidiaries minus intangible assets, on a consolidated basis determined in accordance with GAAP, plus the aggregate book value of all FCC Licenses owned by Chadmoore and its Subsidiaries.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Affiliate" with respect to any Person, shall mean (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person, shall mean an Affiliate of Chadmoore.

         "Agreement" has the meaning given to that term in the introductory paragraph hereof.

         "Bank" has the meaning given to that term in the introductory paragraph hereof.

         "Borrowers" has the meaning given to that term in the introductory paragraph hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or public holiday under the laws of New York or Nevada or any other day on which banking institutions are authorized or obligated to close in New York or Nevada.

         "Chadmoore" has the meaning given to that term in the introductory paragraph hereof.

         "Chadmoore Subsidiaries" has the meaning given to that term in the introductory paragraph hereof.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by Bank (or, for purposes of Section 2.06, by any lending office of Bank or by such Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Claim" has the meaning given to that term in Section 10.03.

         "Collateral" has the meaning given to that term in the Security Agreement.

         "Commitment Fee" has the meaning given to that term in Section 2.10.

         "Commitment  Termination Date" means the earlier of (i) March 30, 2002,
(ii) the date of the closing under the Nextel Agreement, (iii) termination of the Nextel Agreement pursuant to the terms thereof, or (iv) the time when a voluntary case is commenced by any Borrower or a proceeding is commenced by seeking a decree or order for relief in respect of any Borrower is instituted in a court of competent jurisdiction under any applicable bankruptcy, insolvency or similar law.

         "Communications Act" shall mean the Communications Act of 1934, as amended and the rules and regulations issued thereunder, as in effect from time to time.

         "Consolidated Income Tax Expense" shall mean, with respect to any period, the provision for federal, state, local, foreign and other income taxes of Chadmoore and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" shall mean , with respect to any period, without duplication, the sum of (i) the interest expense of Chadmoore and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under interest rate hedging arrangement
(including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and similar transactions and (e) all capitalized interest and accrued interest,
(ii) the interest component of capital leases paid, accrued and/or scheduled to be paid or accrued by Chadmoore and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP, (iii) the portion of any rental obligation in respect of any sale/leaseback transaction allocable to interest expense (determined as if such were treated as a capital lease), and
(iv) the amount of dividends and distributions in respect of Preferred Stock or Disqualified Stock paid by Chadmoore's Subsidiaries to a Person other than Chadmoore or any Subsidiary of Chadmoore or by Chadmoore during such period.

         "Consolidated Net Income" shall mean, with respect to any period, the net income (or loss) of Chadmoore and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, adjusted, to the extent included in calculating such consolidated net income (or loss) by excluding, without duplication, (i) all extraordinary, unusual or nonrecurring gains or losses and all gains or losses from sales or other dispositions of assets out of the ordinary course of business (net of taxes, fees and expenses relating to the transaction giving rise thereto) for such period, (ii) that portion of such net income (or loss) derived from or in respect of Investments in Persons other than Chadmoore's Subsidiaries, except to the extent of any cash dividends actually received by Chadmoore or a Subsidiary of Chadmoore (subject, in the case of any Subsidiary, to the provisions of clause (vi) of this definition); (iii) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan during such period, (iv) that portion of such net income (or loss) allocable to minority interests in any Subsidiary for such period, (v) net income (or loss) of any other Person combined with Chadmoore or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination and (vi) the net income of any Subsidiary for such period to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its stockholders.

         "Consolidated Operating Cash Flow" shall mean, with respect to any period, Consolidated Net Income for such period (a) increased (without duplication), to the extent deducted in arriving at such Consolidated Net Income, by the sum of (i) Consolidated Income tax expense for such period; (ii) Consolidated Interest Expense for such period; and (iii) depreciation, amortization and any other non-cash items for such period of Chadmoore and its Subsidiaries (other than any non-cash item which requires the accrual of, or a reserve for, cash charges for any future period), including, without limitation, amortization of capitalized debt issuance costs for such period, all determined on a consolidated basis in accordance with GAAP, and (b) decreased by any non-cash items (including non-recurring gains and non-recurring items of income) to the extent they increased Consolidated Net Income for such period (including any partial or complete reversal of reserves taken in a prior period).

         "Consolidated Total Indebtedness" shall mean as of any date of determination, an amount equal to the aggregate amount of all Indebtedness of Chadmoore and its Subsidiaries outstanding as of such date of determination.

         "Credit Amount" shall mean the maximum amount that Bank is committed to lend under the terms of this Agreement.

         "Current Assets" shall mean the aggregate amount of the current assets of Chadmoore and its Subsidiaries which would be set forth on the balance sheet of Chadmoore in accordance with GAAP.

         "Current Liabilities" shall mean the aggregate amount of the current liabilities of Chadmoore and its Subsidiaries which would be set forth on the balance sheet of Chadmoore in accordance with GAAP, excluding (i) the current portion of the Loans made pursuant to this Agreement and (ii) the current portion of Indebtedness to the Senior Lender.

         "Default" shall mean any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

         "Disclosure  Schedule" shall mean the disclosure  schedule  attached as
Schedule 3 to the Senior Loan Agreement.

         "Disqualified Stock" means, with respect to any Person, any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or becomes mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or becomes exchangeable for Indebtedness at the option of the holder thereof, or becomes redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Loans.

         "Environmental Law" shall mean the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other federal, state, local, foreign or international statute, law, ordinance, code, rule, regulation, order, writ, judgment, or decree (in each case having the force of law) (i) regulating, imposing liability or standards of conduct concerning the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material, as now or at any time hereafter in effect, or (ii) pertaining to the protection of the health and safety of employees or the public.

         "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including any rules or regulations promulgated thereunder.

         "ERISA  Affiliate"  has  the  meaning  given  to that  term in  Section
3.01(m).

         "Event of Default" has the meaning given to that term in Section 9.01.

         "Facility" shall mean any facility being operated by the Borrowers and their Subsidiaries in connection with the management and operation of their business.

         "FCC" shall mean the Federal Communications Commission or any successor thereto.

         "FCC Licenses" shall mean any FCC license, permit, certificate, ordinance, approval or other authorization, or any renewal or extension thereof issued by the FCC.

         "FCC Rules" shall mean the rules, regulations and policies of the FCC.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with GAAP. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

         "Funding Date" shall mean any date on which a Loan is made to or on account of a Borrower under this Agreement.

         "GAAP"  shall  mean  generally  accepted   accounting   principles  and
practices as in effect in the United States of America from time to time, consistently applied.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" has the meaning given in the Guaranty.

         "Guaranty" means the Guaranty in the form attached hereto as Exhibit C.

         "Hazardous Material" means any hazardous, dangerous or toxic material, pollutant, waste or other substance, whether solid, liquid or gaseous in nature, which is regulated by any federal, state, local, foreign or international governmental authority.

         "Indebtedness" shall mean, with respect to Chadmoore or any Subsidiary, the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments, (d) all obligations with respect to capital leases, (e) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than 180 days), (g) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, (h) all obligations or liabilities of others guaranteed by such Person; and (i) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term "Indebtedness" shall include all Indebtedness of Chadmoore and the Subsidiaries.

         "Interest Payment Date" means (a) with respect to any Base Rate Loan, the last Business Day of each calendar month and (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a party and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each Business Day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (a) and (b) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales or non-exclusive licensing in the ordinary course of such Person's business.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by Bank from time to time for purposes of providing quotations of interest rates applicable to U.S. dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for U.S. dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which U.S. dollar deposits of $5,000,000, and for a maturity comparable to such Interest Period, are offered by the principal London office of the Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" shall mean any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreements, charge, claim, encumbrance or other lien in favor of any Person.

         "Loan" shall mean a loan advanced by Bank to a Borrower under this Agreement.

         "Management Agreement" shall mean any agreement between a Borrower and/or any of its Subsidiaries, on the one hand, and any Other Licensee, on the other, pursuant to which a Borrower and/or any of its Subsidiaries operates and/or manages Facilities for which any FCC Licenses or Other Authorizations are held by such Other Licensee

         "Material Adverse Effect" shall mean a material adverse effect on (a) the assets of the Borrowers; (b) the ability of a Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Operative Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Operative Document; or (c) the rights, remedies and security interests of Bank under this Agreement, the other Operative Documents or any related document, instrument or agreement or on any item of Collateral.

         "Nextel Agreement" shall mean the Agreement and Plan of Reorganization dated as of August 21, 2000, as it maybe amended from time to time, by and among Nextel Communications, Inc., Nextel Finance Company and Chadmoore.

         "Nextel Note" shall mean the Subordinated Secured Promissory Note of Chadmoore in favor of Unrestricted Subsidiary Funding Company dated as of August 25, 2000.

         "Note" or "Notes" shall mean the secured promissory note or notes, as applicable, of a Borrower substantially in the form of Exhibit A.

         "Obligations" shall mean and include all Loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Borrowers to Bank of every kind and description

(whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Agreement, the Notes, the Guaranty and the other Operative Documents, including, all interest, fees, charges, premium payable under this Agreement, expenses, reasonable attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Borrowers hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "Operative Documents" shall mean this Agreement, the Notes, the Guaranty, the Security Agreement, the Subordination Agreement and all other documents, instruments and agreements executed and delivered in connection herewith or therewith or in respect of the closing of the transactions contemplated hereby or thereby.

         "Other Authorization" shall mean any license, permit, certificate, ordinance, approval or other authorization specifically related to the use of specialized mobile radio frequencies or the operation of a specialized mobile radio business, or any renewal or extension thereof, from any Governmental Authority other than the FCC.

         "Other Licensee" shall mean any party, other than the Borrowers or any of their Subsidiaries, that holds an FCC License or Other Authorization for a Facility being operated or managed by the Borrower or any of its Subsidiaries in connection with the management and operation of their business.

         "Permitted Indebtedness" shall mean and include:

         (a)  Indebtedness of the Borrowers to Bank;

         (b) Indebtedness of Borrowers to Senior Lender in a principal amount not to exceed the principal amount outstanding on August 31, 2000;

         (c) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule;

         (d)  Indebtedness of a Borrower to any other Borrower;

         (e)  Indebtedness to the FCC related to 900 MHz channels; and

         (f) Subordinated Indebtedness, so long as no Default or Event of Default exists prior to the incurrence thereof or would exist immediately after giving effect thereto.

         "Permitted Investments" shall mean and include:

         (a) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance;

         (b) Investments in open market commercial paper rated at least "A1" or "P1" or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof;

         (c) Other liquid Investments maturing not more than one (1) year from the date of issuance permitted under a written investment policy of Chadmoore approved by its Board of Directors and by Bank in writing;

         (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

         (e) Investments existing on the date of this Agreement and disclosed in the Disclosure Schedule;

         (f)  Investments by a Borrower in any other Borrower;

         (g)  Investments   consisting   of  loans  and  advances  to  employees
              aggregating  not  in  excess  of  Twenty-Five   Thousand   Dollars
              ($25,000) at any time;

         (h) Investments consisting of deposit accounts of a Borrower in which Bank has a perfected security interest; and

         (i) Other Investments aggregating not in excess of One Hundred Thousand Dollars ($100,000) at any time.

         "Permitted Liens" shall mean:

         (a)  The Lien created as contemplated by this Agreement;

         (b)  The Lien to Senior Lender;

         (c) Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any item of Collateral and that a Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of such Borrower);

         (d)  Liens identified on the Disclosure Schedule;

         (e) Liens and deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or to secure indemnity, performance or other similar bonds in the ordinary course of business;

         (f) Liens upon any equipment or other personal property acquired by a Borrower after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) capital lease obligations or indebtedness otherwise permitted under this Agreement and incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that (A) such Liens are confined solely to the equipment or other personal property so acquired (together with accessions thereto, substitutions therefore and proceeds thereof), and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of a Borrower's officers, directors or shareholders holding five percent (5%) or more of a Borrower's Equity Securities;

         (g) Easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property;

         (h) Liens arising solely by virtue of any contractual, statutory or common law provision relating to banker's liens, rights of set-off or similar rights as to deposit accounts and other fund maintained with a depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by a Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by such Borrower to provide collateral to the depository institution;

         (i) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

         (j)  Lien  held  by  the  FCC to  secure  payment  of the  Indebtedness
              identified   in  clause  (e)  of  the   definition   of  Permitted
              Indebtedness; and

         (k) Non-exclusive licenses of Intellectual Property entered into in the ordinary course of business.

         "Person" shall mean and include an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date hereof, and including, without limitation, all classes and series of preferred or preference stock of such Person.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by Barclays Bank PLC, as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Security Agreement" shall mean the Security Agreement in the form attached hereto as Exhibit D.

         "Senior Lender" means GATX Capital Corporation, a Delaware corporation.

         "Senior Loan Agreement" means the Senior Secured Loan Agreement, dated as of March 2, 1999, among the Senior Lender, Chadmoore and certain Subsidiaries of Chadmoore, as amended.

         "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute an unreasonably small capital.

         "State PUC" shall mean any state administrative agency that has primary jurisdiction for the regulation of specialized mobile radio services or telecommunications services.

         "State PUC Rules" shall mean the rules, regulations and policies of any State PUC.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Bank is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to Bank under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordinated Indebtedness" shall mean unsecured Indebtedness subordinated to the Obligations on terms and conditions, including no payments of principal while the Obligations are outstanding, acceptable to Bank in its sole and absolute discretion.

         "Subordination   Agreement"  shall  mean  that  certain   Subordination
Agreement, dated as of August 31, 2000, between GATX Capital Corporation and Barclays Bank, PLC.

         "Subsidiary" shall mean, with respect to any Person, a Person of which a majority of the outstanding voting stock or other Equity Securities is owned by such Person directly or indirectly through Subsidiaries.

         "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         "Term" shall mean the period from and after the date hereof until the payment or satisfaction in full of all Obligations under this Agreement and the other Operative Documents.

         "Transfer"  shall  have  the  meaning  given  to that  term in  Section
7.01(c).

1.02. Headings. Headings in this Agreement and each of the other Operative Documents are for convenience of \reference only and are not part of the substance hereof or thereof.

1.03. Plural Terms. All terms defined in this Agreement or any other Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

1.04. Construction. This Agreement is the result of negotiations among, and has been reviewed by, the Borrowers and Bank and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Borrowers or Bank.

1.05. Entire Agreement. This Agreement, together with the terms set forth in each of the other Operative Documents, taken together, constitute and, contain the entire agreement of the Borrowers and Bank and, with regard to their respective subject matters, supersede any and all prior agreements, term sheets, negotiations, correspondence, understandings and communications among the parties, whether written or oral, with respect to their respective subject matters.

1.06. Other Interpretive Provisions. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Operative Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Operative Document shall refer to this Agreement or such other Operative Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Operative Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Operative Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Operative Document, all accounting terms used in this Agreement or any other Operative Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.

                                   ARTICLE II
                                   ----------

                                   THE CREDIT
                                   ----------

2.01. Credit Facility; Notes.

         (a) Availability. On the terms and subject to the conditions hereof, Bank agrees to make Loans to the Borrowers up to an aggregate principal amount of Thirty-Two Million Five Hundred Thousand Dollars ($32,500,000).

         (b) Type of Loans. Subject to Section 2.05, each Loan shall be comprised entirely of Base Rate Loans or Eurodollar Loans as the Borrower may request in accordance herewith.

         (c) Minimum Amounts. At the commencement of each Interest Period for a Eurodollar Loan, such request shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Eurodollar Borrowings outstanding.

         (d) Maximum Amount. The initial Loan Request shall not exceed $5,200,000 plus any fees, interests, or other expenses (i) then due hereunder or which are reasonably expected to become due in the next 30 days thereafter, and
(ii) payable under a letter agreement dated the date of this Agreement. No subsequent Loan Request shall request a Loan of more than the sum of $1,300,000 plus any fees or interest then due hereunder or which are reasonably expected to become due within 30 days thereafter.

         (e) Frequency. Loans shall be made to the Borrowers not more often than monthly, on or before the fifth Business Day of a calendar month.

         (f) Identity of Borrower. Bank shall advance a Loan only to the Borrower that will utilize the proceeds of such Loan, provided that Loans may be advanced by Bank to any Subsidiaries of Chadmoore only if the conditions of Part III of Schedule 2 have been satisfied.

         (g) Notes. The obligation of a Borrower to repay the aggregate unpaid principal amount of and interest on each Loan to such Borrower shall be evidenced by a Note. Bank may, and is hereby authorized by each Borrower to, endorse on a grid annexed to such Note appropriate notations regarding such Loan; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the obligations of a Borrower hereunder or under such Note.

         (h) Termination of Commitment to Lend. Notwithstanding anything to the contrary in the Operative Documents, Bank's obligation to lend the undisbursed portion hereunder shall be suspended upon the occurrence and during the continuation of an Event of Default, and shall terminate on the Commitment Termination Date.

         (i) Maturity. All unpaid principal and interest shall, in any event, be paid not later than June 30, 2002.

2.02.    Requests for Borrowings; Funding.

         (a) To request a Loan, the Borrower shall notify the Bank of such request by telephone (i) in the case of a Eurodollar Loan, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of a Base Rate Loan, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Loan. Each such telephonic Loan Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy of the Bank of a written Loan Request in a form approved by the Bank and signed by the Borrower. Each such telephonic and written Loan Request shall specify the following information:

             (i) the Borrower (which, if the Borrower is other than Chadmoore, must have complied with Part III of Schedule 2);

             (ii) the aggregate amount of the Loan being requested;

             (iii)whether  such Loan is to be a Base  Rate Loan or a  Eurodollar
                  Loan;

             (iv) the  location  and number of the  Borrowers'  account to which funds are to be disbursed.

         The initial Loan made hereunder, and any other Loan if no type of Loan is specified in the Loan Request shall be a Base Rate Borrowing.

         (b) Bank shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to an account of the Borrower designated by the Borrower in the applicable Loan Request.

2.03. Use of Proceeds. The proceeds of the Loans shall be used to pay principal, interest and fees on Indebtedness to Senior Lender, to pay principal and interest under the Nextel Note, to pay fees and interest on Loans made hereunder for working capital and other general corporate purposes.

2.04.    Interest.

         (a) Base Rate Borrowings. Each Base Rate Loan shall bear interest at a rate per annum equal to the Adjusted Base Rate plus 3.5%.

         (b) Eurodollar Borrowings. Each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Loan plus 4.5%.

         (c) Default Interest. Notwithstanding the foregoing, (i) during the period when any Event of Default shall have occurred and be continuing, the principal of each Loan hereunder shall bear Interest, after as well as before judgment, at a rate per annum (herein, the "Post-Default Rate") equal to 2% plus the rate, otherwise applicable to such Loan as provided above and (ii) if any interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the Post-Default Rate for the Loan in respect of which such interest is payable.

         (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.04 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Eurodollar Loan (or the repayment or prepayment in full of the Loans), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Adjusted Base Rate at times when the Adjusted Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Adjusted Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Bank, and such determination shall be conclusive absent manifest error.

2.05. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Loan, the Bank determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; then the Bank shall give notice thereof to Chadmoore by telephone or telecopy as promptly as practicable thereafter and, until the Bank notifies Chadmoore that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Loan to, or continuation of any Loan as, a Eurodollar Loan shall be ineffective and (ii) if any Loan Request requests a Eurodollar Loan, such Loan shall be made as a Base Rate Loan.

2.06.    Increased Costs.

         (a) Increased Costs Generally. If any Change in Law shall:

             (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

             (ii) impose on Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Bank or any participation therein;

and the result of any of the foregoing shall be to increase the cost to such Bank of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Bank such additional amount or amounts as will compensate such Bank, as the case may be, for such additional costs incurred or reduction suffered.

         (b) Capital Requirements. If any Bank or Issuing Bank reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Bank's capital or on the capital of such Bank's holding company, if any, as a consequence of this Agreement or the Loans made by such Bank, to a level below that which such Bank or such Bank's holding company could have achieved but for such Change in Law (taking into consideration such Bank's policies and the policies of such Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Bank, such additional amount or amounts as will compensate such Bank, or such Bank's holding company, for any such reduction suffered.

         (c) Certificates from Banks. A certificate of Bank setting forth the amount or amounts necessary to compensate such Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.06 shall be delivered to Chadmoore and shall be conclusive so long as it reflects a reasonable basis for the calculation of the amounts set forth therein and does not contain any manifest error. The Borrower shall pay such Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Delay in Requests. Failure or delay on the part of Bank to demand compensation pursuant to this Section 2.06 shall not constitute a waiver of such Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Bank pursuant to this Section 2.06 for any increased costs or reductions incurred more than six months prior to the date that such Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

2.07. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than one the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereof, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.07, then, in any such event, the Borrower shall compensate Bank for the loss, cost and expense attributable to such event.

         In the case of a Eurodollar Loan, the loss to Bank attributable to any such event shall be deemed to include an amount determined by such Bank to be equal to the excess, if any, of (i) the amount of interest that such Bank would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest period, over (ii) the amount of interest that such Bank would earn on such principal amount for such period if such Bank were to invest such principal amount for such period at the interest rate that would be bide by such Bank (or an affiliate of such Bank) for U.S. dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of Bank setting forth any amount or amounts that such Bank is entitled to receive pursuant to this Section 2.07 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

2.08.    Prepayments.

         (a) Optional Prepayments. Borrower may make prepayments of Loans, at any time, in whole or in part subject to the other provisions of this Section 2.08.

         (b) Mandatory Prepayments. Subject to Borrower's obligations under the Senior Loan Agreement, Borrower shall make prepayments of the Loans hereunder:

             (i) any time after the obligations under the Senior Loan Agreement have been paid in full or at any other time that Senior Lender does not require that such amounts be applied to obligations under the Senior Loan Agreement and the Borrowers have aggregate proceeds from sales, exchanges or other dispositions of assets outside the ordinary course of business in excess of $2,000,000 after payment of any expenses incurred in connection with such dispositions, then, subject to the requirements of Section 2.08(c), the proceeds shall be paid to Lender; and

             (ii) on the date of any sale, issuance or other incurrence of Indebtedness or sale of securities, in an amount equal to the cash proceeds of such transaction net of any expenses incurred in connection with such transaction.

         (c) Amount to be Paid. Any prepayment other than prepayment in full must be of a principal amount of $2,000,000 or more, in integral multiples of $1,000,000 at a price equal to the principal amount of each Loan so to be prepaid, plus interest accrued thereon through and including the date of such prepayment plus any amount due under Section 2.07.

         (d) Notification of Payments. The Borrower shall notify the Bank by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Each partial payment of any Borrowing under paragraph (a) of this Section 2.08 shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.

2.09.    Other Payment Terms.

         (a) Place and Manner. The Borrowers shall make all payments due to Bank in lawful money of the United States, in immediately available funds, at the address for payments and in the manner specified in Section 10.05(b).

         (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

2.10. Commitment Fee. Chadmoore shall pay a fee (the "Commitment Fee") of 1.0% per annum payable quarterly in arrears on the average unused portion of the amount available under Section 2.01.

                                  ARTICLE III
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

3.01. Representations and Warranties. Except as set forth in the Disclosure Schedule, each Borrower makes the following representations and warranties to Bank as of the date hereof and again on each Funding Date:

         (a) Due Incorporation, Qualification, etc. Each of such Borrower and its Subsidiaries (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation or limited liability company in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

         (b) Authority. The execution, delivery and performance by such Borrower of each Operative Document to be executed by such Borrower and the consummation of the transactions contemplated thereby (i) are within the power of such Borrower and (ii) have been duly authorized by all necessary actions on the part of such Borrower.

         (c) Enforceability. Each Operative Document executed, or to be executed, by such Borrower has been, or will be, duly executed and delivered by such Borrower and constitutes, or will constitute, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         (d) Non-Contravention. The execution and delivery by such Borrower of the Operative Documents executed by such Borrower and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the articles of incorporation or bylaws or certificate of formation or limited liability company agreement of such Borrower or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Borrower;
(ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which such Borrower is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Borrower (other than any Lien arising under the Operative Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to such Borrower, its business or operations, or any of its assets or properties.

         (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other
Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Borrower and the performance and consummation of the transactions contemplated thereby.

         (f) No Violation or Default. None of such Borrower or such Borrower's Subsidiaries is in violation of or in default with respect to (i) its articles of incorporation or bylaws or certificate of formation or limited liability company agreement or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, none of such Borrower or such Borrower's Subsidiaries

(A) has violated any Environmental Law, (B) has any liability under any Environmental Law or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Law, where such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         (g) Nextel Agreement. The Nextel Agreement remains in full force and effect, there has been no breach or default or event that (with the giving of notice or the passage of time or both) could become a breach or default thereunder. No party thereto has given notice under Section 9.01 of the Nextel Agreement.

                                   ARTICLE IV
                                   ----------

                             REPORTING REQUIREMENTS
                             ----------------------

4.01.    Furnishing Reports.  Chadmoore shall furnish to Bank:

         (a) Reports to Senior Lender. As and when delivered to Senior Lender, true, correct and complete copies of financial statements, reports, notices or other information delivered to Senior Lender (including, without limitation, deliveries required under Article IV of the Senior Loan Agreement).

         (b) Notices Under Nextel Agreement. As and when delivered to Nextel Finance Company, true, correct and complete copies of any notice delivered pursuant to the Nextel Agreement, and, promptly after management of Chadmoore becomes aware thereof, and in any event within ten (10) Business Days of such awareness, provide Bank with notice of any breach or default under the Nextel Agreement.

         (c) Miscellaneous. Promptly upon request, such other information and reports as Bank may reasonably request from time to time.

                                   ARTICLE V
                                   ---------

                    SECURITY; GUARANTIES; CORPORATE STRUCTURE
                    -----------------------------------------

5.01. Security Agreement. The Obligations shall be secured by the Security Agreement which shall be entered into by each of the Borrowers and each Guarantor, provided, however, that upon the closing of the transaction contemplated in the Nextel Agreement, Bank shall release the Collateral upon the assumption as contemplated by Section 7.03(f) of the Nextel Agreement.

5.02. Guaranty. Each of the Borrowers and each new Subsidiary shall become a party to the Guaranty and guaranty the Obligations of each of the Borrowers.

5.03.    Corporate Structure.

         (a) Formation of New Subsidiaries. Without the prior written consent of Bank, Chadmoore and its Subsidiaries shall not form or suffer to exist any new Subsidiaries.

         (b) Consolidation of Existing Subsidiaries. Subject to receipt of FCC approval, Chadmoore shall use commercially reasonable efforts to (i) consolidate all FCC Licenses (other than those with respect to which the Borrowers have existing contractual obligations to maintain licenses in non-wholly-owned Subsidiaries) in one or more non-operating direct Subsidiaries of Chadmoore,
(ii) consolidate its operations (except with respect to the operations of non-wholly-owned Subsidiaries) in one or more direct Subsidiaries of Chadmoore, and (iii) eliminate through merger or liquidation all other wholly-owned Subsidiaries.

                                   ARTICLE VI
                                   ----------

                              AFFIRMATIVE COVENANTS
                              ---------------------

6.01.    Affirmative Covenants.

         (a) Existence; Good Standing; Maintenance. Each Borrower shall maintain or cause to be maintained its and each of its Subsidiaries' corporate existence (except as permitted in Section 7.01(e)) and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements necessary to construct its network infrastructure and otherwise operate its business, the loss of which would reasonably be expected to have a Material Adverse Effect.

         (b) Government Compliance.

             (i) Subject to the more specific requirements of clauses (ii) through (ix) below, each Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations, including Environmental Laws, to which it is subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral. Each Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA.

             (ii) Each   Borrower  and  its   Subsidiaries   shall  operate  the
                  Facilities in all material respects in accordance with the terms and conditions of the FCC Licenses and the Other Authorizations, if any, that are necessary or advisable in connection with the control, management, and operation of the business of the Borrowers, and in compliance with any
                  applicable   law,
                  including the requirements of the Communications Act, the FCC Rules, public utilities laws, and State PUC Rules.

             (iii)Each of the  Borrowers and its  Subsidiaries  shall obtain any appropriate FCC Licenses and any Other Authorizations, if any, necessary for it to acquire, own, lease, control, manage and operate their business.

             (iv) Each of the Borrowers and its Subsidiaries shall comply in all material respects with, and shall ensure that all Facilities comply in all material respects with the Communications Act, the FCC Rules, any applicable public utilities laws, State PUC Rules, and the FCC Licenses and Other Authorizations, if any, that are necessary or advisable in connection with the control, management, and operation of the business of such Borrowers and its Subsidiaries.

             (v) Each of Borrowers and its Subsidiaries shall duly, timely, and accurately file all material reports and documents required by the Communications Act, required by the FCC Rules, requested by the FCC, required by any applicable public utilities laws, required by any State PUC Rules, or requested by any State PUC.

             (vi) Each of the  Borrowers  and its  Subsidiaries  shall  take all actions and perform all obligations that are necessary or advisable to comply in all material respects with the terms and conditions of all FCC Licenses that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries, and to maintain such FCC Licenses in full force and effect and without adverse modification or impairment.
                  Each of the Borrowers and its Subsidiaries shall take all actions and perform all obligations that are necessary to comply in all material respects with the terms and conditions of all Other Authorizations and to maintain such Other Authorizations in full force and effect and without adverse modification or impairment.

             (vii)Each of the  Borrowers  and its  Subsidiaries  shall  take all actions and perform all obligations that are necessary or advisable to effectuate the renewal of all FCC Licenses that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries and of all Other Authorizations that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries.

             (viii) Each of the  Borrowers and its  Subsidiaries  shall take all actions  necessary  or advisable  to preserve  their  material rights under the Management Agreements and shall use reasonable efforts to cause each Other Licensee: to perform all of its respective obligations thereunder; to maintain in full force and effect and without adverse modification or impairment any FCC Licenses or Other Authorizations held by such Other Licensee applicable to any Facility being operated or managed by such Borrower or its Subsidiaries; and to comply with the terms and conditions of any such FCC Licenses or Other Authorizations, the Communications Act, the FCC Rules, and any applicable public utilities laws, and State PUC Rules.

             (ix) Each of the Borrower and its  Subsidiaries  shall  operate and manage the Facilities in such a manner as to ensure that they will not cause or result in exposure of workers or the general public to levels of radio frequency radiation in excess of the applicable limits stated in the FCC Rules, or any other applicable law.

         (c) Payment of Taxes, etc. Each Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; provided that there shall be no requirement to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by appropriate proceedings or which presents no risk of seizure, forfeiture, levy or other event which could jeopardize any Collateral or (ii) for which payment in full is bonded or reserved in Chadmoore's Financial Statements in accordance with GAAP. Each Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, each of its contractual obligations with third parties except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (d) Inspection Rights. Each Borrower shall, at any reasonable time and from time to time, and so long as no Default or Event of Default has occurred and is continuing, upon reasonable notice from Bank and at Bank's sole expense, permit, and shall cause each Subsidiary to permit, Bank or any of its agents or representatives to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, such Borrower and to discuss the affairs, finances and accounts of such Borrower with any of its officers or directors relating in each case to Bank's capacity as lender and secured party hereunder and with respect to the Collateral.

         (e) Maintenance of Equipment and Other Assets. Each Borrower shall keep and maintain, and shall cause each Subsidiary to keep and maintain, all items of equipment and other tangible personal property in good operating condition, reasonable wear and tear excepted, shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Each Borrower shall not permit any such material item of property to be operated or maintained in material violation of any applicable law, statute, rule or regulation or provisions of insurance policies. With respect to items of leased equipment, Each Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

         (f) Nextel Agreement. Chadmoore shall use commercially reasonable efforts to perform its obligations under the Nextel Agreement.

         (g) New Subsidiaries; Additional Borrowers.

             (i) The Borrower(s) will cause (i) any Subsidiary that makes a Loan Request hereunder, prior to making such request, to execute and deliver to the Bank a Borrower Joinder in the form of Exhibit B attached hereto, to cause such Subsidiary to become a Borrower under this Agreement, (ii) if any Chadmoore Subsidiary becomes a Borrower hereunder, Chadmoore will join and become a party to the Guaranty by a form of joinder in form and substance reasonably satisfactory to Bank, and (iii) each of their Subsidiaries hereafter formed or acquired prior to the payment in full of all obligations hereunder, to become a Guarantor under the Guaranty and a Grantor under the Security Agreement. The Borrowers and such Subsidiary shall fully cooperate with Bank and perform all additional acts requested by Bank to effect the purposes of this Section 6.01(g)(i), including without limitation, execution and delivery of agreements, instruments, UCC-1 financing statements, documents, certificates and opinions all in form and substance satisfactory to Bank.

             (ii) The Borrowers will cause each of their Subsidiaries hereafter formed or acquired on or after the Commitment Termination Date, to execute and deliver to the Bank a Subsidiary Joinder in the form of Attachment 1 to the Guaranty, to cause such Subsidiary to become a Guarantor under the Guaranty and a Grantor under the Security Agreement. The Borrowers and such Subsidiary shall fully cooperate with Bank and perform all additional acts requested by Bank to effect the purposes of this Section 6.01(g)(ii), including without limitation, execution and delivery of agreements, instruments, UCC-1 financing statements, documents, certificates and opinions all in form and substance satisfactory to Bank.

                                   ARTICLE VII
                                   -----------

                        NEGATIVE AND FINANCIAL COVENANTS
                        --------------------------------

7.01. Negative Covenants. So long as the Obligations remain outstanding:
         (a) Name; Location of Chief Executive Office. No Borrower shall, without thirty (30) days prior written notice to Bank, change its name, chief executive office or principal place of business.

         (b) Liens. No Borrower shall, nor shall it permit its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind upon any of its properties or assets, whether tangible or intangible, whether real, personal or mixed, whether now owned or hereafter acquired, except Permitted Liens.

         (c) Dispositions of Assets. No Borrower shall, nor shall it permit its Subsidiaries to, convey, sell, offer to sell, lease, transfer, exchange or otherwise dispose of (collectively, a "Transfer") all or any part of its assets to any Person, other than: (i) Transfers of worn-out, obsolete or unneeded equipment; (ii) Transfers from any Borrower to Chadmoore or a Borrower which is a wholly-owned Subsidiary of Chadmoore; (iii) Transfers in compliance with Section 5.03, (iv) Transfers of Licenses listed on the Disclosure Schedule to non-wholly-owned Subsidiaries solely pursuant to the terms of existing agreements with the holders of minority interests in such Subsidiaries, which agreements are listed on the Disclosure Schedule, (v) other Transfers of property for fair consideration in an amount not exceeding ten percent (10%) of Adjusted Consolidated Tangible Net Worth in any fiscal year, (vi) Transfers of Excluded Assets (as defined in the Nextel Agreement) and (vii) pursuant to the Nextel Agreement.

         (d)  Distributions.   No  Borrower  shall,  nor  shall  it  permit  its
Subsidiaries to, (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that (A) Chadmoore may pay dividends payable solely in its common stock, (B) any Subsidiary of Chadmoore may pay dividends and make distributions to Chadmoore or a wholly-owned Subsidiary of Chadmoore, (C) Chadmoore may redeem its Series C Preferred Stock in accordance with the terms of such Series C Preferred Stock as set forth in its Certificate of Designation of Rights and Preferences of Series C Preferred Stock in effect as of the date hereof, (D) each Subsidiary of Chadmoore which is a limited liability company may make distributions in any fiscal year to its members in an amount not to exceed such Subsidiary's net income for such fiscal and the tax liabilities of its members arising during such fiscal year solely from their ownership interests in such Subsidiary, and
(E) Chadmoore may make distributions to effectuate the reorganization contemplated by the Nextel Agreement.

         (e) Mergers or Acquisitions. Except to effectuate the reorganization contemplated by the Nextel Agreement, no Borrower shall, nor shall it permit its Subsidiaries to, merge or consolidate with or into any other Person or acquire all or substantially all of the capital stock or assets of another Person; provided, that any Borrower may merge with and into Chadmoore and any Borrower may merge with and into any Borrower which is a wholly-owned Subsidiary of Chadmoore so long as no Default or Event of Default shall exist either immediately prior to or after giving effect thereto.

         (f) Transactions With Affiliates. No Borrower shall, nor shall it permit its Subsidiaries to, enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Borrower as an arms-length transaction with unaffiliated Persons.

         (g) Indebtedness Payments. No Borrower shall, nor shall it permit its Subsidiaries to, (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due under this Loan Agreement or the Notes, or the Senior Loan Agreement and related notes) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders.

         (h)   Indebtedness.   No  Borrower  shall,  nor  shall  it  permit  its
Subsidiaries to, create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

         (i)   Investments.   No  Borrower  shall,   nor  shall  it  permit  its
Subsidiaries to, make any Investment except for Permitted Investments.

         (j) Security Interest in FCC Licenses. The Borrowers and their Subsidiaries shall not contest the validity of the security interest granted with respect to FCC Licenses pursuant to the terms of the Operative Documents and in compliance with FCC regulations.

7.02.    Financial Covenants.  Chadmoore shall maintain:

         (a) Consolidated Total Indebtedness to Adjusted Consolidated Tangible Net Worth Ratio. As of the last day of each calendar quarter, a ratio of (i) Consolidated Total Indebtedness minus Subordinated Indebtedness to (ii) Adjusted Consolidated Tangible Net Worth plus Subordinated Indebtedness of not more than 2.2:1.00 for each calendar quarter ending in 1999 and not more than 1.7 for each calendar quarter ending thereafter;

         (b) Current Ratio. As of the last day of each calendar quarter, a ratio of Current Assets to Current Liabilities of not less than 0.7:1.00 for each calendar quarter ending in 1999 and 2000 and not less than 1.3 for each calendar quarter ending thereafter;

         (c) Consolidated Operating Cash Flow to Consolidated Interest Expense and Principal Repayment Ratio. As of the last day of each calendar quarter, commencing with the calendar quarter ending March 31, 2000, a ratio of Consolidated Operating Cash Flow to Consolidated Interest Expense and Principal Repayment of not less than 0.7:1.00 for each calendar quarter ending in 2000, not less than 1.8:1:00 for each calendar quarter ending in 2001 and not less than 3.0 for each calendar quarter ending thereafter;

         (d) Adjusted Tangible Net Worth. At all times, Adjusted Consolidated Tangible Net Worth plus Subordinated Indebtedness of not less than $18,000,000.

                                  ARTICLE VIII
                                  ------------

                              CONDITIONS PRECEDENT
                              --------------------

8.01. Closing. At the time of execution and delivery of this Agreement, the Borrowers shall have duly executed and/or delivered to Bank the items set forth in Part I of Schedule 2.

8.02. Other Conditions. The obligation of Bank to make each Loan shall be subject to the execution and/or delivery to Bank of each of the items set forth in Part I of Schedule 2 and the satisfaction by the applicable Borrower of each condition set forth in Part II of Schedule 2 and, if applicable, Part III of
Schedule 2..

8.03. Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Bank each item required to be delivered to Bank as a condition to a Loan, if the Loan is advanced. Borrower expressly agrees that the extension of a Loan prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower's obligation to deliver such item.

                                   ARTICLE IX
                                   ----------

                              DEFAULT AND REMEDIES
                              --------------------

9.01. Events of Default. An "Event of Default" shall mean the occurrence of one or more of the following described events:

         (a) Any Borrower shall (i) default in the payment of principal of or interest on the Loan when the same is due, or (ii) default in the payment of any expense or other amount payable hereunder or thereunder for five (5) days after receipt of written notice from Bank that the same is due; or

         (b) Any Borrower shall breach any provision of Section 5.03, Section 6.01(f), Section 6.01(g), Section 7.01 and Section 7.02, except that if Senior Lender shall have waived or otherwise agreed to forbear exercising its rights under the comparable provisions of the Senior Loan Agreement, whether in writing, orally, or through failure to act, then as to such breach there shall not be an Event of Default hereunder; or

         (c) Any Borrower shall default in the performance of any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in, Section 9.01(a) or Section 9.01(b)) contained in any Operative Document and such Borrower shall fail to cure such default for a period of twenty (20) days after Borrower knew or should have known of such default, except that if Senior Lender shall have waived or otherwise agreed to forbear exercising its rights under the comparable provisions of the Senior Loan Agreement, whether in writing, orally, or through failure to act, then as to such default there shall not be an Event of Default hereunder; or

         (d) Any Borrower shall have breached any material term of any agreement with Senior Lender, except that if Senior Lender shall have waived or otherwise agreed to forbear exercising its rights related to such breach, whether in writing, orally, or through failure to act, then as to such breach there shall not be an Event of Default hereunder; or

         (e) Any representation or warranty made herein or on a Funding Date by any Borrower in any Operative Document, or any certificate furnished pursuant to the provisions of any Operative Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

         (f) Any Operative Document or any material term thereof shall in any material respect cease to be, or any Borrower or any Guarantor shall assert that any Operative Document or any material term thereof is not, a legal, valid and binding obligation of such Borrower or such Guarantor, as applicable, enforceable in accordance with its terms; or

         (g) A proceeding shall have been instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of a Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of a Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

         (h) Any Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of a Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

9.02.    Consequences of Event of Default.

         (a) If an Event of Default  specified  under and of clauses (a) through
(f) of Section 9.01 shall occur and be continuing, Bank may (i) declare the Loans, together with interest thereon, and all other liabilities of the Borrowers hereunder and under the other Operative Documents to be due and payable 180 days after the Event of Default, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and (ii) terminate its commitment to make the Loans and terminate any commitment to advance money or extend credit to or for the benefit of the Borrowers pursuant to any other agreement or commitment extended by Bank to Borrowers.

         (b) If an Event of Default specified under clause (g) or (h) of Section
9.01 shall occur, then immediately and without notice (i) the Loans, together with interest thereon, and all other liabilities of the Borrowers hereunder and under the other Operative Documents shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and (ii) Bank's commitment hereunder to make the Loan and any other commitment of Bank to the Borrowers to advance money or extend credit pursuant to any other agreement or commitment shall be terminated.

9.03. Rights Regarding Collateral. The Borrowers agree that when any Event of Default has occurred and is continuing, in addition to the rights set forth above, Bank shall have the rights, options, duties and remedies of a secured party as permitted by law and as set forth in the Security Agreement, subject, however, to all FCC Rules.

9.04. Reinstatement of Rights. This Agreement and the other Operative Documents shall remain in full force and effect and continue to be effective should any petition be filed by or against a Borrower or any of its Subsidiaries for liquidation or reorganization, should a Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Borrower's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. If Bank shall have proceeded to enforce any right under this Agreement or any other Operative Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Bank shall be restored to its former position and rights hereunder with respect to the property subject to the security interest created under this Agreement.

                                   ARTICLE X
                                   ---------

                                  MISCELLANEOUS
                                  -------------

10.01. Modifications, Amendments or Waivers. The provisions of any Operative Document may be modified, amended or waived only by a written instrument signed by the parties thereto.

10.02. No Implied Waivers; Cumulative Remedies; Writing Required. No delay or failure of Bank in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of Bank are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only in the specified instance and to the extent specifically set forth in such writing.

10.03. Expenses; Indemnification. The Borrowers shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Operative Documents, (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of amendments and waivers hereunder and
(iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by

Bank in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of Bank's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving any Borrower or any of its Affiliates). The Borrowers shall indemnify, reimburse and hold Bank, each of Bank's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to a Borrower's property), or bodily injury to or death of any person (including any agent or employee of a Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan, the falsity of any representation or warranty of a Borrower or a Borrower's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of a Borrower, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that the Borrowers shall not indemnify Bank for any liability incurred by Bank as a result of Bank's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon Bank's written demand, the Borrowers shall assume and diligently conduct, at its sole cost and expense, the entire defense of Bank, each of its members, and each of their respective, agents, employees, directors, officers, shareholders, successors and assigns, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. The Borrowers shall not settle or compromise any Claim against or involving Bank without first obtaining Bank's written consent thereto, which consent shall not be unreasonably withheld. If Bank elects to assume its own defense in connection with an indemnified Claim, then Bank shall not settle or compromise such Claim without first obtaining Borrower's written consent thereto, which consent shall not be unreasonably withheld, provided that if Borrower does not consent thereto, then Borrower shall post security or a bond in the amount of such Claim for the benefit of the Bank.

10.04. Waivers. (a) Borrower shall give Bank written notice within one hundred eighty (180) days of obtaining knowledge of the occurrence of any claim or cause of action it believes it has, or may seek to assert to allege against Bank whether such claim is based in law or equity, arising under or related to this Agreement or any of the other Operative Documents or to the transactions contemplated hereby or thereby, or any act or omission to act by Bank with respect hereto or thereto, and that if it shall fail to give such notice to Bank with regard to any such claim or cause of action, Borrower shall be deemed to have waived, and shall be forever barred from bringing or asserting such claim or cause of action in any suit, action or proceeding in any court or before any governmental agency or authority or any arbitrator.

(b) NO CLAIM MAY BE MADE BY ANY BORROWER AGAINST BANK OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

10.05. Notices; Payments. (a) All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:

              Borrowers:       At the address set forth on the cover page of
                               this Agreement.

              with a
              copy to:         Gray Cary Ware & Freidenrich LLP
                               400 Capitol Mall
                               Suite 2400
                               Sacramento, California  95814
                               Attention:  Gilles S. Attia, Esq.

              Bank:            BARCLAYS BANK PLC
                               222 Broadway
                               New York, New York  10038
                               Telephone No.:  212-412-3355
                               Telecopier No.:  212-412-5306 or 07 or 08
                               Attention: Central Loan Administration/Manager,
                                         Agent Section

or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

         (b) Unless Bank specifies otherwise in writing, all payments shall be made by wire transfer to:

                  Federal Reserve Bank of New York
                  Account No. 026002574 in the name of Barclays Bank PLC Central Loan Administration
                  Control Account No. 050-01910-4
                  Central Loan


10.06.   Termination.  This Agreement shall terminate at the end of the Term.

10.07. Severability. If any provision of any Operative Document is held invalid or unenforceable to any extent or in any application, the remainder of such Operative Document and all other Operative Documents, or the application of such provision to different Persons or circumstances or in different jurisdictions, shall not be affected thereby.

10.08. Survival. All covenants and agreements of the Borrowers contained herein or made in writing in connection herewith shall survive the execution and delivery of the Operative Documents, the making of Loans hereunder, the granting of security and the issuance of the Notes. All representations and warrants shall be made upon the execution and delivery of the Operative Documents and upon the making of each Loan; provided that the right to declare an Event of Default or bring an action for damages or exercise any other remedy if such representations and warranties are found to have been false in any material respect when made shall survive the execution and delivery of the Operative Documents and the making of each Loan.

10.09. Governing Law. This Agreement, the other Operative Documents and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of New York.

10.10. Successors and Assigns. This Agreement and the other Operative Documents shall be binding upon and inure to the benefit of Bank, all future holders of the Notes, the Borrowers and their respective successors and permitted assigns, except that no Borrower may assign or transfer its rights hereunder or any interest herein other than as contemplated by Section 7.03(f) of the Nextel Agreement without the prior written consent of Bank. Bank may sell to any other entity (a "Participant") participation interests in Bank's rights under this Agreement and the other Operative Documents; provided that notwithstanding the sale of participation or assignment of rights by Bank hereunder, the Borrowers shall continue to deal solely and directly with one Bank in connection with this Agreement and the other Operative Documents. Bank may disclose the Operative Documents and any other financial or other information relating to the Borrowers or any Subsidiary to any potential Participant, provided that such Participant agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

10.11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.12. Further Assurances. Each Borrower will, at its own expense, from time to time do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances, and all financing and continuation statements and similar notices, reasonably necessary or proper for the perfection of the security interest being herein provided for in the Collateral, whether now owned or hereafter acquired.

10.13. Confidentiality. All information (other than periodic reports filed by Chadmoore with the Securities and Exchange Commission) disclosed by the Borrowers to Bank in writing or through inspection pursuant to this Agreement shall be considered confidential. Bank agrees to use the same degree of care to safeguard and prevent disclosure of such confidential information as Bank uses with its own confidential information, but in any event no less than a reasonable degree of care. Bank shall not disclose such information to any third party (other than Bank's members, Bank's or Bank's member's attorneys and auditors subject to the same confidentiality obligation set forth herein) and shall use such information only for purposes of evaluation of its extension of credit to Borrower and the exercise of Bank's rights and the enforcement of its remedies under this Agreement and the other Operative Agreements. The obligations of confidentiality shall not apply to any information that (a) was known to the public prior to disclosure by a Borrower under this Agreement, (b) becomes known to the public through no fault of Bank, (c) is disclosed to Bank by a third party' having a legal right to make such disclosure, or (d) is independently developed by Bank.

10.14. Jury Trial. EACH BORROWER AND BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

10.15. Payments Free of Taxes, Etc. All payments made by the Borrowers under this Agreement shall be made by the Borrowers free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Borrowers shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Agreement. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Bank, hereunder, the amounts so payable to Bank shall be increased to the extent necessary to yield to Bank (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Agreement. Upon request by Bank, the Borrowers shall furnish evidence satisfactory to Bank that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

10.16. Consent to Jurisdiction; Venue. All judicial proceedings with respect to this Agreement and the other Operative Documents may be brought in any state or federal court of competent jurisdiction in the Borough of Manhattan, City and State of New York, and by execution and delivery of this Agreement, each Borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. Any action with regard to Collateral, may be brought wherever such Collateral is located. Nothing herein shall affect the right of Bank to bring proceedings against a Borrower in courts of any jurisdiction.

         [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

Bank:                                       BARCLAYS BANK PLC


                                            By: /s/ Philip Capparis
                                            Name:  Philip Capparis
                                            Title:  Director


Borrowers:                                  CHADMOORE WIRELESS GROUP, INC.



                                            By: /s/ Robert W. Moore
                                            Name: Robert W. Moore
                                            Title: President

SCHEDULES

1        List of Subsidiaries
2        Conditions Precedent


EXHIBITS

A        Form of Secured Promissory Note
A-1      Form of Pledge Letter
B        Form of Borrower Joinder
C        Form of Guaranty
D        Form of Security Agreement

                                   SCHEDULE 1

                              LIST OF SUBSIDIARIES

                  CHADMOORE COMMUNICATIONS, INC.

                  PTT TANNER, INC.

                  PTT BEACON HILL, INC.

                  PTT OF NEVADA, INC.

                  CMRS SYSTEMS, INC.

                  CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.

                  PTT COMMUNICATIONS OF RICHMOND, LLC

                  PTT MAPLE, INC.

                  PTT COMMUNICATIONS OF HUNTSVILLE, LLC

                  PTT BURTON, INC.

                  PTT COMMUNICATIONS OF FORT WAYNE, LLC

                  PTT COMMUNICATIONS OF ROANOKE, LLC

                  PTT TRISTAN, INC.

                  PTT COMMUNICATIONS OF AUSTIN, LLC

                  PTT COMMUNICATIONS OF JACKSONVILLE, LLC

                  PTT COMMUNICATIONS OF VIRGINIA BEACH, LLC

                  PTT ROSELAND, INC.

                  PTT ARTINA, INC.

                  PTT FRANKLIN, INC.

                  PTT CHACO, INC.

                  800 SMR NETWORK, INC.

                  PTT COMMUNICATIONS OF BATON ROUGE LIMITED

                  PTT COMMUNICATIONS OF LAKE CHARLES, LLC

                  PTT COMMUNICATIONS OF BAY CITY, LLC

                                   SCHEDULE 2

                              CONDITIONS PRECEDENT


PART I:
------

         At the time of execution and delivery of this Agreement, there shall also have been delivered to Lender:

         (a) The Guaranty;

         (b) The Security Agreement;

         (c) The Subordination Agreement;

         (d) An Initial Pledge Letter;

         (e) A favorable opinion of corporate counsel for the Borrowers, dated as of the closing date, in form and substance satisfactory to Lender.

         (f) Copies, certified by the Secretary or Assistant Secretary of Chadmoore as of the closing date, of all documents evidencing action taken by such Borrower authorizing the execution, delivery and performance of the Operative Documents to which Borrower or such Guarantor is a party, in form and substance satisfactory to Lender and its counsel;

         (g) Good standing certificates for Chadmoore from (i) such party's state of incorporation, and (ii) the state in which such party's principal place of business is located, together with certificates of the applicable governmental authorities that Borrower or such Guarantor is in compliance with the franchise tax laws of each such state, each dated as of a recent date;

         (h) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Guaranty, the Security Agreement, the Notes and the other Operative Documents;

         (i) Schedules and Exhibits to the Agreement in form and substance satisfactory to Lender;

         (j) True and correct copies of schedules to Senior Credit Agreement;

         (k) Loan Request (timely made in advance of funding as if Credit Agreement then in effect)

         (l) A Disclosure Schedule in form and substance satisfactory to Lender.

PART II
-------

         On or prior to the Funding Date of each Loan, each of the items set forth in Part I of this Schedule 2 shall have been delivered to Lender and the following conditions shall have been satisfied or waived by Lender:

         (a) Each  Borrower  shall  have  provided  to  Lender  such  documents, instruments and agreements as Lender shall have reasonably requested to evidence the perfection and priority of the security interests granted to Lender pursuant to the Security Agreement, including form UCC-1 Financing Statements, duly executed by the applicable Borrower;

         (b) Each new Subsidiary of Borrower which has not previously become a party to the Loan Agreement, Security Agreement and the Guaranty, shall execute and deliver and become a party to the Loan Agreement, Security Agreement and the Guaranty;

         (c) No Event of Default or Default shall have occurred and be continuing;

         (d) The representations and warranties contained in this Agreement and the other Operative Documents to which each Borrower is a party shall be true and correct in all material respects as if made on such Funding Date; and

         (e) Each of the Operative Documents remains in full force and effect.

PART III

         Conditions precedent to loans to Subsidiaries.

         (a) Resolutions;

         (b) Opinion of Counsel;

         (c) Incumbency;

         (d) The applicable Borrower shall have duly executed and delivered to Lender a Note prepared by Lender with respect to the Loan; and

         (e) UCCs.

                                    EXHIBIT A

                      SUBORDINATED SECURED PROMISSORY NOTE


$32,500,000                                                       Las Vegas, NV
                                                                August 31, 2000



                  Chadmoore Wireless Group, Inc., a Colorado corporation, (the "Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of Barclays Bank PLC (the "Bank") at its offices as specified in the Credit Agreement referred to below, or such other place as may be designated by Bank, on the dates specified in the Credit Agreement, the principal sum of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($32,500,000), or if less, the aggregate unpaid principal amount of all Advances, made by the Bank to the Borrower, in lawful money of the United States of America and in immediately available funds. Capitalized terms not defined herein shall have the meanings given them in the Credit Agreement referred to below.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office for the account of the Bank from the date hereof until such principal amount is paid in full at the rate or rates per annum which shall be determined in accordance with the provisions of the Credit Agreement dated as of August 31, 2000, among Borrower, Bank and the other parties thereto (as such Credit Agreement may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), said interest to be payable on the dates specified in the Credit Agreement. All unpaid principal and interest shall in any event be payable not later than June 30, 2002.

                  This Note is the Secured Promissory Note referred to in the Credit Agreement and is entitled to the benefits thereof. This Note evidences Advances made by the Bank to the Borrower. This Note is subject to prepayment, in whole or in part, as specified in the Credit Agreement. In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may become or may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  This Note is secured by and entitled to the benefits of the Security Agreement and reference is hereby made to the Credit Agreement and such Security Documents for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral and the rights of the parties to the Security Agreement in respect of such collateral.

                  The Borrower hereby waives presentment, protest or notice of any kind in connection with this Note other than notices required by the Credit Agreement.

                  This Note shall be construed in accordance with and be governed by the law of the State of New York , without giving effect to principles of conflicts of law.

                                      CHADMOORE WIRELESS GROUP, INC.



                                      By:
                                         ---------------------------------------
                                           Name:

                                           Title:

                                                                     Schedule I

                           LOAN AND REPAYMENT SCHEDULE

======================== ====================== ====================== ====================== ======================
                               Amount of Principal
                                                Repayment              Unpaid Principal       Notation Made By
Date                     Amount of Loan                                Balance
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------


------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

======================== ====================== ====================== ====================== ======================

                                    EXHIBIT B

                                     FORM OF

                                BORROWER JOINDER


THIS BORROWER JOINDER (this "Agreement"), dated as of __________, ____, is executed by [SUBSIDIARY], a ___________ [corporation] [partnership] [etc.] ("New Subsidiary"), in favor of BARCLAYS BANK PLC (the "Bank").

                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of August 31, 2000 (as amended from time to time, the "Loan Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore") and certain Subsidiaries of Chadmoore (together with Chadmoore, the "Borrowers") listed therein and Lender, Lender has agreed to extend loans to Borrowers upon the terms and subject to the conditions set forth therein.

         B. The Lender's obligation to extend loans to Borrowers under the Loan Agreement is subject, among other conditions, to receipt by lender of a Guaranty, dated as of the August ___, 2000 (the "Guaranty"), duly executed by Chadmoore and each of its Subsidiaries and a Security Agreement, dated as of March 2, 1999 (the "Security Agreement") duly executed by Chadmoore and each of its Subsidiaries.

         C. Pursuant to Section 6.01(g) of the Loan Agreement, each Subsidiary of Chadmoore that requests a Loan under the Credit Agreement is required to become a Borrower under the Loan Agreement, and each new Subsidiary created is required to become a Guarantor under the Guaranty and a Grantor under the Security Agreement, by delivering and executing this Agreement to the Lender.

         D. New Subsidiary is a [new] Subsidiary of Chadmoore and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Lender, as follows:

         1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. New Subsidiary acknowledges receipt of copies of the Loan Agreement, the Guaranty, the Security Agreement and the other Operative Documents.

         2. Representations and Warranties. On and as of the date of this Agreement (the "Effective Date") and for the benefit of the Lender, New Subsidiary hereby makes each of the representations and warranties made by (i) each Borrower in the Loan Agreement, (ii) each Guarantor in the Guaranty and
(iii) each Grantor in the Security Agreement.

         3. Agreement to be Bound. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Borrower under the Loan Agreement, a Guarantor under the Guaranty and a Grantor under the Security Agreement and shall be bound by all the provisions of the Loan Agreement, the Guaranty and the Security Agreement to the same extent as if New Subsidiary had executed the Loan Agreement, the Guaranty and the Security Agreement on the Closing Date.

         4. Waiver. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Loan Agreement, the Guaranty and the Security Agreement and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Loan Agreement, the Guaranty and the Security Agreement.

         5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                              [SUBSIDIARY]


                                              By: _________________________
                                                  Name:
                                                  Title:

Address:

[                              ]
[                              ]
[                              ]
Attn:
Telephone:
Facsimile:




                                      C-2
Exhibit 10.4
================================================================================





                          SUBORDINATED CREDIT AGREEMENT


                           Dated as of August 31, 2000

                                      among

                                BARCLAYS BANK PLC
                                  222 Broadway
                               New York, NY 10038

                                     as Bank

                                       and

                         CHADMOORE WIRELESS GROUP, INC.
                             a Colorado corporation
                             2875 East Patrick Lane
                             Las Vegas, Nevada 89120


              (AND ANY OF ITS SUBSIDIARIES WHO MAY BECOME PARTIES)
                                  as Borrowers


================================================================================

         This SUBORDINATED CREDIT AGREEMENT, dated as of August 31, 2000 (this "Agreement"), is entered into by and among BARCLAYS BANK PLC ("Bank"), CHADMOORE WIRELESS GROUP, INC. ("Chadmoore"), and any of its SUBSIDIARIES LISTED ON
SCHEDULE 1 HERETO (collectively, the "Chadmoore Subsidiaries") who become parties pursuant to Section 6.01(g)(i) (such Chadmoore Subsidiaries, together with Chadmoore, the "Borrowers").

                                    ARTICLE I

                                 INTERPRETATION

1.01. Certain Definitions. Unless otherwise indicated in this Agreement or any other Operative Document, the following terms, when used in this Agreement or any other Operative Document, shall have the following respective meanings:

         "Adjusted Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Adjusted Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Effective Rate, respectively.

         "Adjusted Consolidated Tangible Net Worth" shall mean, as of any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of Chadmoore and its Subsidiaries minus intangible assets, on a consolidated basis determined in accordance with GAAP, plus the aggregate book value of all FCC Licenses owned by Chadmoore and its Subsidiaries.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

         "Affiliate" with respect to any Person, shall mean (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person, shall mean an Affiliate of Chadmoore.

         "Agreement" has the meaning given to that term in the introductory paragraph hereof.

         "Bank" has the meaning given to that term in the introductory paragraph hereof.

         "Borrowers" has the meaning given to that term in the introductory paragraph hereof.

         "Business Day" shall mean any day other than a Saturday, Sunday or public holiday under the laws of New York or Nevada or any other day on which banking institutions are authorized or obligated to close in New York or Nevada.

         "Chadmoore" has the meaning given to that term in the introductory paragraph hereof.

         "Chadmoore Subsidiaries" has the meaning given to that term in the introductory paragraph hereof.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by Bank (or, for purposes of Section 2.06, by any lending office of Bank or by such Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Claim" has the meaning given to that term in Section 10.03.

         "Collateral" has the meaning given to that term in the Security Agreement.

         "Commitment Fee" has the meaning given to that term in Section 2.10.

         "Commitment  Termination Date" means the earlier of (i) March 30, 2002,
(ii) the date of the closing under the Nextel Agreement, (iii) termination of the Nextel Agreement pursuant to the terms thereof, or (iv) the time when a voluntary case is commenced by any Borrower or a proceeding is commenced by seeking a decree or order for relief in respect of any Borrower is instituted in a court of competent jurisdiction under any applicable bankruptcy, insolvency or similar law.

         "Communications Act" shall mean the Communications Act of 1934, as amended and the rules and regulations issued thereunder, as in effect from time to time.

         "Consolidated Income Tax Expense" shall mean, with respect to any period, the provision for federal, state, local, foreign and other income taxes of Chadmoore and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" shall mean , with respect to any period, without duplication, the sum of (i) the interest expense of Chadmoore and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under interest rate hedging arrangement
(including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and similar transactions and (e) all capitalized interest and accrued interest,
(ii) the interest component of capital leases paid, accrued and/or scheduled to be paid or accrued by Chadmoore and its Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP, (iii) the portion of any rental obligation in respect of any sale/leaseback transaction allocable to interest expense (determined as if such were treated as a capital lease), and
(iv) the amount of dividends and distributions in respect of Preferred Stock or Disqualified Stock paid by Chadmoore's Subsidiaries to a Person other than Chadmoore or any Subsidiary of Chadmoore or by Chadmoore during such period.

         "Consolidated Net Income" shall mean, with respect to any period, the net income (or loss) of Chadmoore and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, adjusted, to the extent included in calculating such consolidated net income (or loss) by excluding, without duplication, (i) all extraordinary, unusual or nonrecurring gains or losses and all gains or losses from sales or other dispositions of assets out of the ordinary course of business (net of taxes, fees and expenses relating to the transaction giving rise thereto) for such period, (ii) that portion of such net income (or loss) derived from or in respect of Investments in Persons other than Chadmoore's Subsidiaries, except to the extent of any cash dividends actually received by Chadmoore or a Subsidiary of Chadmoore (subject, in the case of any Subsidiary, to the provisions of clause (vi) of this definition); (iii) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan during such period, (iv) that portion of such net income (or loss) allocable to minority interests in any Subsidiary for such period, (v) net income (or loss) of any other Person combined with Chadmoore or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination and (vi) the net income of any Subsidiary for such period to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its stockholders.

         "Consolidated Operating Cash Flow" shall mean, with respect to any period, Consolidated Net Income for such period (a) increased (without duplication), to the extent deducted in arriving at such Consolidated Net Income, by the sum of (i) Consolidated Income tax expense for such period; (ii) Consolidated Interest Expense for such period; and (iii) depreciation, amortization and any other non-cash items for such period of Chadmoore and its Subsidiaries (other than any non-cash item which requires the accrual of, or a reserve for, cash charges for any future period), including, without limitation, amortization of capitalized debt issuance costs for such period, all determined on a consolidated basis in accordance with GAAP, and (b) decreased by any non-cash items (including non-recurring gains and non-recurring items of income) to the extent they increased Consolidated Net Income for such period (including any partial or complete reversal of reserves taken in a prior period).

         "Consolidated Total Indebtedness" shall mean as of any date of determination, an amount equal to the aggregate amount of all Indebtedness of Chadmoore and its Subsidiaries outstanding as of such date of determination.

         "Credit Amount" shall mean the maximum amount that Bank is committed to lend under the terms of this Agreement.

         "Current Assets" shall mean the aggregate amount of the current assets of Chadmoore and its Subsidiaries which would be set forth on the balance sheet of Chadmoore in accordance with GAAP.

         "Current Liabilities" shall mean the aggregate amount of the current liabilities of Chadmoore and its Subsidiaries which would be set forth on the balance sheet of Chadmoore in accordance with GAAP, excluding (i) the current portion of the Loans made pursuant to this Agreement and (ii) the current portion of Indebtedness to the Senior Lender.

         "Default" shall mean any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

         "Disclosure  Schedule" shall mean the disclosure  schedule  attached as
Schedule 3 to the Senior Loan Agreement.

         "Disqualified Stock" means, with respect to any Person, any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or becomes mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or becomes exchangeable for Indebtedness at the option of the holder thereof, or becomes redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Loans.

         "Environmental Law" shall mean the Resource Conservation and Recovery Act of 1987, the Comprehensive Environmental Response, Compensation and Liability Act, and any other federal, state, local, foreign or international statute, law, ordinance, code, rule, regulation, order, writ, judgment, or decree (in each case having the force of law) (i) regulating, imposing liability or standards of conduct concerning the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material, as now or at any time hereafter in effect, or (ii) pertaining to the protection of the health and safety of employees or the public.

         "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including any rules or regulations promulgated thereunder.

         "ERISA  Affiliate"  has  the  meaning  given  to that  term in  Section
3.01(m).

         "Event of Default" has the meaning given to that term in Section 9.01.

         "Facility" shall mean any facility being operated by the Borrowers and their Subsidiaries in connection with the management and operation of their business.

         "FCC" shall mean the Federal Communications Commission or any successor thereto.

         "FCC Licenses" shall mean any FCC license, permit, certificate, ordinance, approval or other authorization, or any renewal or extension thereof issued by the FCC.

         "FCC Rules" shall mean the rules, regulations and policies of the FCC.

         "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of operations, retained earnings and cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding fiscal year, all prepared in reasonable detail and in accordance with GAAP. Unless otherwise indicated, each reference to Financial Statements of any Person shall be deemed to refer to Financial Statements prepared on a consolidated basis.

         "Funding Date" shall mean any date on which a Loan is made to or on account of a Borrower under this Agreement.

         "GAAP"  shall  mean  generally  accepted   accounting   principles  and
practices as in effect in the United States of America from time to time, consistently applied.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" has the meaning given in the Guaranty.

         "Guaranty" means the Guaranty in the form attached hereto as Exhibit C.

         "Hazardous Material" means any hazardous, dangerous or toxic material, pollutant, waste or other substance, whether solid, liquid or gaseous in nature, which is regulated by any federal, state, local, foreign or international governmental authority.

         "Indebtedness" shall mean, with respect to Chadmoore or any Subsidiary, the aggregate amount of, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments, (d) all obligations with respect to capital leases, (e) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (f) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables aged less than 180 days), (g) all obligations or liabilities of others secured by a lien on any asset of such Person, whether or not such obligation or liability is assumed, (h) all obligations or liabilities of others guaranteed by such Person; and (i) any other obligations or liabilities which are required by GAAP to be shown as debt on the balance sheet of such Person. Unless otherwise indicated, the term "Indebtedness" shall include all Indebtedness of Chadmoore and the Subsidiaries.

         "Interest Payment Date" means (a) with respect to any Base Rate Loan, the last Business Day of each calendar month and (b) with respect to any Eurodollar Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a party and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each Business Day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period.

         "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (a) and (b) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales or non-exclusive licensing in the ordinary course of such Person's business.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by Bank from time to time for purposes of providing quotations of interest rates applicable to U.S. dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for U.S. dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which U.S. dollar deposits of $5,000,000, and for a maturity comparable to such Interest Period, are offered by the principal London office of the Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" shall mean any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreements, charge, claim, encumbrance or other lien in favor of any Person.

         "Loan" shall mean a loan advanced by Bank to a Borrower under this Agreement.

         "Management Agreement" shall mean any agreement between a Borrower and/or any of its Subsidiaries, on the one hand, and any Other Licensee, on the other, pursuant to which a Borrower and/or any of its Subsidiaries operates and/or manages Facilities for which any FCC Licenses or Other Authorizations are held by such Other Licensee

         "Material Adverse Effect" shall mean a material adverse effect on (a) the assets of the Borrowers; (b) the ability of a Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Operative Documents and to avoid an Event of Default, or an event which, with the giving of notice or the passage of time or both, would constitute an Event of Default, under any Operative Document; or (c) the rights, remedies and security interests of Bank under this Agreement, the other Operative Documents or any related document, instrument or agreement or on any item of Collateral.

         "Nextel Agreement" shall mean the Agreement and Plan of Reorganization dated as of August 21, 2000, as it maybe amended from time to time, by and among Nextel Communications, Inc., Nextel Finance Company and Chadmoore.

         "Nextel Note" shall mean the Subordinated Secured Promissory Note of Chadmoore in favor of Unrestricted Subsidiary Funding Company dated as of August 25, 2000.

         "Note" or "Notes" shall mean the secured promissory note or notes, as applicable, of a Borrower substantially in the form of Exhibit A.

         "Obligations" shall mean and include all Loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Borrowers to Bank of every kind and description

(whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Agreement, the Notes, the Guaranty and the other Operative Documents, including, all interest, fees, charges, premium payable under this Agreement, expenses, reasonable attorneys' fees and costs and accountants' fees and costs chargeable to and payable by the Borrowers hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.

         "Operative Documents" shall mean this Agreement, the Notes, the Guaranty, the Security Agreement, the Subordination Agreement and all other documents, instruments and agreements executed and delivered in connection herewith or therewith or in respect of the closing of the transactions contemplated hereby or thereby.

         "Other Authorization" shall mean any license, permit, certificate, ordinance, approval or other authorization specifically related to the use of specialized mobile radio frequencies or the operation of a specialized mobile radio business, or any renewal or extension thereof, from any Governmental Authority other than the FCC.

         "Other Licensee" shall mean any party, other than the Borrowers or any of their Subsidiaries, that holds an FCC License or Other Authorization for a Facility being operated or managed by the Borrower or any of its Subsidiaries in connection with the management and operation of their business.

         "Permitted Indebtedness" shall mean and include:

         (a)  Indebtedness of the Borrowers to Bank;

         (b) Indebtedness of Borrowers to Senior Lender in a principal amount not to exceed the principal amount outstanding on August 31, 2000;

         (c) Indebtedness existing on the date hereof and set forth on the Disclosure Schedule;

         (d)  Indebtedness of a Borrower to any other Borrower;

         (e)  Indebtedness to the FCC related to 900 MHz channels; and

         (f) Subordinated Indebtedness, so long as no Default or Event of Default exists prior to the incurrence thereof or would exist immediately after giving effect thereto.

         "Permitted Investments" shall mean and include:

         (a) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than one (1) year from the date of issuance;

         (b) Investments in open market commercial paper rated at least "A1" or "P1" or higher by a national credit rating agency and maturing not more than one (1) year from the creation thereof;

         (c) Other liquid Investments maturing not more than one (1) year from the date of issuance permitted under a written investment policy of Chadmoore approved by its Board of Directors and by Bank in writing;

         (d) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

         (e) Investments existing on the date of this Agreement and disclosed in the Disclosure Schedule;

         (f)  Investments by a Borrower in any other Borrower;

         (g)  Investments   consisting   of  loans  and  advances  to  employees
              aggregating  not  in  excess  of  Twenty-Five   Thousand   Dollars
              ($25,000) at any time;

         (h) Investments consisting of deposit accounts of a Borrower in which Bank has a perfected security interest; and

         (i) Other Investments aggregating not in excess of One Hundred Thousand Dollars ($100,000) at any time.

         "Permitted Liens" shall mean:

         (a)  The Lien created as contemplated by this Agreement;

         (b)  The Lien to Senior Lender;

         (c) Liens for fees, taxes, levies, imposts, duties or other governmental charges of any kind which are not yet delinquent or which are being contested in good faith by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger of the sale, forfeiture or loss of any item of Collateral and that a Borrower has adequately bonded such Lien or reserves sufficient to discharge such Lien have been provided on the books of such Borrower);

         (d)  Liens identified on the Disclosure Schedule;

         (e) Liens and deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations or to secure indemnity, performance or other similar bonds in the ordinary course of business;

         (f) Liens upon any equipment or other personal property acquired by a Borrower after the date hereof to secure (i) the purchase price of such equipment or other personal property or (ii) capital lease obligations or indebtedness otherwise permitted under this Agreement and incurred solely for the purpose of financing the acquisition of such equipment or other personal property; provided that (A) such Liens are confined solely to the equipment or other personal property so acquired (together with accessions thereto, substitutions therefore and proceeds thereof), and (B) no such Lien shall be created, incurred, assumed or suffered to exist in favor of a Borrower's officers, directors or shareholders holding five percent (5%) or more of a Borrower's Equity Securities;

         (g) Easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property;

         (h) Liens arising solely by virtue of any contractual, statutory or common law provision relating to banker's liens, rights of set-off or similar rights as to deposit accounts and other fund maintained with a depository institution; provided, that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by a Borrower in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by such Borrower to provide collateral to the depository institution;

         (i) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings;

         (j)  Lien  held  by  the  FCC to  secure  payment  of the  Indebtedness
              identified   in  clause  (e)  of  the   definition   of  Permitted
              Indebtedness; and

         (k) Non-exclusive licenses of Intellectual Property entered into in the ordinary course of business.

         "Person" shall mean and include an individual, a partnership, a corporation, a business trust, a joint stock company, a limited liability company, an unincorporated association or other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date hereof, and including, without limitation, all classes and series of preferred or preference stock of such Person.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by Barclays Bank PLC, as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Security Agreement" shall mean the Security Agreement in the form attached hereto as Exhibit D.

         "Senior Lender" means GATX Capital Corporation, a Delaware corporation.

         "Senior Loan Agreement" means the Senior Secured Loan Agreement, dated as of March 2, 1999, among the Senior Lender, Chadmoore and certain Subsidiaries of Chadmoore, as amended.

         "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute an unreasonably small capital.

         "State PUC" shall mean any state administrative agency that has primary jurisdiction for the regulation of specialized mobile radio services or telecommunications services.

         "State PUC Rules" shall mean the rules, regulations and policies of any State PUC.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Bank is subject for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to Bank under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subordinated Indebtedness" shall mean unsecured Indebtedness subordinated to the Obligations on terms and conditions, including no payments of principal while the Obligations are outstanding, acceptable to Bank in its sole and absolute discretion.

         "Subordination   Agreement"  shall  mean  that  certain   Subordination
Agreement, dated as of August 31, 2000, between GATX Capital Corporation and Barclays Bank, PLC.

         "Subsidiary" shall mean, with respect to any Person, a Person of which a majority of the outstanding voting stock or other Equity Securities is owned by such Person directly or indirectly through Subsidiaries.

         "Surety Instruments" shall mean all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

         "Term" shall mean the period from and after the date hereof until the payment or satisfaction in full of all Obligations under this Agreement and the other Operative Documents.

         "Transfer"  shall  have  the  meaning  given  to that  term in  Section
7.01(c).

1.02. Headings. Headings in this Agreement and each of the other Operative Documents are for convenience of \reference only and are not part of the substance hereof or thereof.

1.03. Plural Terms. All terms defined in this Agreement or any other Operative Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

1.04. Construction. This Agreement is the result of negotiations among, and has been reviewed by, the Borrowers and Bank and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against the Borrowers or Bank.

1.05. Entire Agreement. This Agreement, together with the terms set forth in each of the other Operative Documents, taken together, constitute and, contain the entire agreement of the Borrowers and Bank and, with regard to their respective subject matters, supersede any and all prior agreements, term sheets, negotiations, correspondence, understandings and communications among the parties, whether written or oral, with respect to their respective subject matters.

1.06. Other Interpretive Provisions. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Operative Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Operative Document shall refer to this Agreement or such other Operative Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Operative Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Operative Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Operative Document, all accounting terms used in this Agreement or any other Operative Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP.

                                   ARTICLE II
                                   ----------

                                   THE CREDIT
                                   ----------

2.01. Credit Facility; Notes.

         (a) Availability. On the terms and subject to the conditions hereof, Bank agrees to make Loans to the Borrowers up to an aggregate principal amount of Thirty-Two Million Five Hundred Thousand Dollars ($32,500,000).

         (b) Type of Loans. Subject to Section 2.05, each Loan shall be comprised entirely of Base Rate Loans or Eurodollar Loans as the Borrower may request in accordance herewith.

         (c) Minimum Amounts. At the commencement of each Interest Period for a Eurodollar Loan, such request shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. At the time that each Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Eurodollar Borrowings outstanding.

         (d) Maximum Amount. The initial Loan Request shall not exceed $5,200,000 plus any fees, interests, or other expenses (i) then due hereunder or which are reasonably expected to become due in the next 30 days thereafter, and
(ii) payable under a letter agreement dated the date of this Agreement. No subsequent Loan Request shall request a Loan of more than the sum of $1,300,000 plus any fees or interest then due hereunder or which are reasonably expected to become due within 30 days thereafter.

         (e) Frequency. Loans shall be made to the Borrowers not more often than monthly, on or before the fifth Business Day of a calendar month.

         (f) Identity of Borrower. Bank shall advance a Loan only to the Borrower that will utilize the proceeds of such Loan, provided that Loans may be advanced by Bank to any Subsidiaries of Chadmoore only if the conditions of Part III of Schedule 2 have been satisfied.

         (g) Notes. The obligation of a Borrower to repay the aggregate unpaid principal amount of and interest on each Loan to such Borrower shall be evidenced by a Note. Bank may, and is hereby authorized by each Borrower to, endorse on a grid annexed to such Note appropriate notations regarding such Loan; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the obligations of a Borrower hereunder or under such Note.

         (h) Termination of Commitment to Lend. Notwithstanding anything to the contrary in the Operative Documents, Bank's obligation to lend the undisbursed portion hereunder shall be suspended upon the occurrence and during the continuation of an Event of Default, and shall terminate on the Commitment Termination Date.

         (i) Maturity. All unpaid principal and interest shall, in any event, be paid not later than June 30, 2002.

2.02.    Requests for Borrowings; Funding.

         (a) To request a Loan, the Borrower shall notify the Bank of such request by telephone (i) in the case of a Eurodollar Loan, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (ii) in the case of a Base Rate Loan, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Loan. Each such telephonic Loan Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy of the Bank of a written Loan Request in a form approved by the Bank and signed by the Borrower. Each such telephonic and written Loan Request shall specify the following information:

             (i) the Borrower (which, if the Borrower is other than Chadmoore, must have complied with Part III of Schedule 2);

             (ii) the aggregate amount of the Loan being requested;

             (iii)whether  such Loan is to be a Base  Rate Loan or a  Eurodollar
                  Loan;

             (iv) the  location  and number of the  Borrowers'  account to which funds are to be disbursed.

         The initial Loan made hereunder, and any other Loan if no type of Loan is specified in the Loan Request shall be a Base Rate Borrowing.

         (b) Bank shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to an account of the Borrower designated by the Borrower in the applicable Loan Request.

2.03. Use of Proceeds. The proceeds of the Loans shall be used to pay principal, interest and fees on Indebtedness to Senior Lender, to pay principal and interest under the Nextel Note, to pay fees and interest on Loans made hereunder for working capital and other general corporate purposes.

2.04.    Interest.

         (a) Base Rate Borrowings. Each Base Rate Loan shall bear interest at a rate per annum equal to the Adjusted Base Rate plus 3.5%.

         (b) Eurodollar Borrowings. Each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Loan plus 4.5%.

         (c) Default Interest. Notwithstanding the foregoing, (i) during the period when any Event of Default shall have occurred and be continuing, the principal of each Loan hereunder shall bear Interest, after as well as before judgment, at a rate per annum (herein, the "Post-Default Rate") equal to 2% plus the rate, otherwise applicable to such Loan as provided above and (ii) if any interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the Post-Default Rate for the Loan in respect of which such interest is payable.

         (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.04 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Eurodollar Loan (or the repayment or prepayment in full of the Loans), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

         (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Adjusted Base Rate at times when the Adjusted Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Adjusted Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Bank, and such determination shall be conclusive absent manifest error.

2.05. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Loan, the Bank determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; then the Bank shall give notice thereof to Chadmoore by telephone or telecopy as promptly as practicable thereafter and, until the Bank notifies Chadmoore that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Loan to, or continuation of any Loan as, a Eurodollar Loan shall be ineffective and (ii) if any Loan Request requests a Eurodollar Loan, such Loan shall be made as a Base Rate Loan.

2.06.    Increased Costs.

         (a) Increased Costs Generally. If any Change in Law shall:

             (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

             (ii) impose on Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Bank or any participation therein;

and the result of any of the foregoing shall be to increase the cost to such Bank of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Bank such additional amount or amounts as will compensate such Bank, as the case may be, for such additional costs incurred or reduction suffered.

         (b) Capital Requirements. If any Bank or Issuing Bank reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Bank's capital or on the capital of such Bank's holding company, if any, as a consequence of this Agreement or the Loans made by such Bank, to a level below that which such Bank or such Bank's holding company could have achieved but for such Change in Law (taking into consideration such Bank's policies and the policies of such Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Bank, such additional amount or amounts as will compensate such Bank, or such Bank's holding company, for any such reduction suffered.

         (c) Certificates from Banks. A certificate of Bank setting forth the amount or amounts necessary to compensate such Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.06 shall be delivered to Chadmoore and shall be conclusive so long as it reflects a reasonable basis for the calculation of the amounts set forth therein and does not contain any manifest error. The Borrower shall pay such Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

         (d) Delay in Requests. Failure or delay on the part of Bank to demand compensation pursuant to this Section 2.06 shall not constitute a waiver of such Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Bank pursuant to this Section 2.06 for any increased costs or reductions incurred more than six months prior to the date that such Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof.

2.07. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than one the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereof, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.07, then, in any such event, the Borrower shall compensate Bank for the loss, cost and expense attributable to such event.

         In the case of a Eurodollar Loan, the loss to Bank attributable to any such event shall be deemed to include an amount determined by such Bank to be equal to the excess, if any, of (i) the amount of interest that such Bank would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest period, over (ii) the amount of interest that such Bank would earn on such principal amount for such period if such Bank were to invest such principal amount for such period at the interest rate that would be bide by such Bank (or an affiliate of such Bank) for U.S. dollar deposits from other banks in the eurodollar market at the commencement of such period. A certificate of Bank setting forth any amount or amounts that such Bank is entitled to receive pursuant to this Section 2.07 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

2.08.    Prepayments.

         (a) Optional Prepayments. Borrower may make prepayments of Loans, at any time, in whole or in part subject to the other provisions of this Section 2.08.

         (b) Mandatory Prepayments. Subject to Borrower's obligations under the Senior Loan Agreement, Borrower shall make prepayments of the Loans hereunder:

             (i) any time after the obligations under the Senior Loan Agreement have been paid in full or at any other time that Senior Lender does not require that such amounts be applied to obligations under the Senior Loan Agreement and the Borrowers have aggregate proceeds from sales, exchanges or other dispositions of assets outside the ordinary course of business in excess of $2,000,000 after payment of any expenses incurred in connection with such dispositions, then, subject to the requirements of Section 2.08(c), the proceeds shall be paid to Lender; and

             (ii) on the date of any sale, issuance or other incurrence of Indebtedness or sale of securities, in an amount equal to the cash proceeds of such transaction net of any expenses incurred in connection with such transaction.

         (c) Amount to be Paid. Any prepayment other than prepayment in full must be of a principal amount of $2,000,000 or more, in integral multiples of $1,000,000 at a price equal to the principal amount of each Loan so to be prepaid, plus interest accrued thereon through and including the date of such prepayment plus any amount due under Section 2.07.

         (d) Notification of Payments. The Borrower shall notify the Bank by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of a Base Rate Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Each partial payment of any Borrowing under paragraph (a) of this Section 2.08 shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02.

2.09.    Other Payment Terms.

         (a) Place and Manner. The Borrowers shall make all payments due to Bank in lawful money of the United States, in immediately available funds, at the address for payments and in the manner specified in Section 10.05(b).

         (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

2.10. Commitment Fee. Chadmoore shall pay a fee (the "Commitment Fee") of 1.0% per annum payable quarterly in arrears on the average unused portion of the amount available under Section 2.01.

                                  ARTICLE III
                                  -----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

3.01. Representations and Warranties. Except as set forth in the Disclosure Schedule, each Borrower makes the following representations and warranties to Bank as of the date hereof and again on each Funding Date:

         (a) Due Incorporation, Qualification, etc. Each of such Borrower and its Subsidiaries (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its state of incorporation or formation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation or limited liability company in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

         (b) Authority. The execution, delivery and performance by such Borrower of each Operative Document to be executed by such Borrower and the consummation of the transactions contemplated thereby (i) are within the power of such Borrower and (ii) have been duly authorized by all necessary actions on the part of such Borrower.

         (c) Enforceability. Each Operative Document executed, or to be executed, by such Borrower has been, or will be, duly executed and delivered by such Borrower and constitutes, or will constitute, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

         (d) Non-Contravention. The execution and delivery by such Borrower of the Operative Documents executed by such Borrower and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the articles of incorporation or bylaws or certificate of formation or limited liability company agreement of such Borrower or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Borrower;
(ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which such Borrower is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Borrower (other than any Lien arising under the Operative Documents) or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to such Borrower, its business or operations, or any of its assets or properties.

         (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other
Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Operative Documents executed by such Borrower and the performance and consummation of the transactions contemplated thereby.

         (f) No Violation or Default. None of such Borrower or such Borrower's Subsidiaries is in violation of or in default with respect to (i) its articles of incorporation or bylaws or certificate of formation or limited liability company agreement or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, none of such Borrower or such Borrower's Subsidiaries

(A) has violated any Environmental Law, (B) has any liability under any Environmental Law or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Law, where such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         (g) Nextel Agreement. The Nextel Agreement remains in full force and effect, there has been no breach or default or event that (with the giving of notice or the passage of time or both) could become a breach or default thereunder. No party thereto has given notice under Section 9.01 of the Nextel Agreement.

                                   ARTICLE IV
                                   ----------

                             REPORTING REQUIREMENTS
                             ----------------------

4.01.    Furnishing Reports.  Chadmoore shall furnish to Bank:

         (a) Reports to Senior Lender. As and when delivered to Senior Lender, true, correct and complete copies of financial statements, reports, notices or other information delivered to Senior Lender (including, without limitation, deliveries required under Article IV of the Senior Loan Agreement).

         (b) Notices Under Nextel Agreement. As and when delivered to Nextel Finance Company, true, correct and complete copies of any notice delivered pursuant to the Nextel Agreement, and, promptly after management of Chadmoore becomes aware thereof, and in any event within ten (10) Business Days of such awareness, provide Bank with notice of any breach or default under the Nextel Agreement.

         (c) Miscellaneous. Promptly upon request, such other information and reports as Bank may reasonably request from time to time.

                                   ARTICLE V
                                   ---------

                    SECURITY; GUARANTIES; CORPORATE STRUCTURE
                    -----------------------------------------

5.01. Security Agreement. The Obligations shall be secured by the Security Agreement which shall be entered into by each of the Borrowers and each Guarantor, provided, however, that upon the closing of the transaction contemplated in the Nextel Agreement, Bank shall release the Collateral upon the assumption as contemplated by Section 7.03(f) of the Nextel Agreement.

5.02. Guaranty. Each of the Borrowers and each new Subsidiary shall become a party to the Guaranty and guaranty the Obligations of each of the Borrowers.

5.03.    Corporate Structure.

         (a) Formation of New Subsidiaries. Without the prior written consent of Bank, Chadmoore and its Subsidiaries shall not form or suffer to exist any new Subsidiaries.

         (b) Consolidation of Existing Subsidiaries. Subject to receipt of FCC approval, Chadmoore shall use commercially reasonable efforts to (i) consolidate all FCC Licenses (other than those with respect to which the Borrowers have existing contractual obligations to maintain licenses in non-wholly-owned Subsidiaries) in one or more non-operating direct Subsidiaries of Chadmoore,
(ii) consolidate its operations (except with respect to the operations of non-wholly-owned Subsidiaries) in one or more direct Subsidiaries of Chadmoore, and (iii) eliminate through merger or liquidation all other wholly-owned Subsidiaries.

                                   ARTICLE VI
                                   ----------

                              AFFIRMATIVE COVENANTS
                              ---------------------

6.01.    Affirmative Covenants.

         (a) Existence; Good Standing; Maintenance. Each Borrower shall maintain or cause to be maintained its and each of its Subsidiaries' corporate existence (except as permitted in Section 7.01(e)) and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a Material Adverse Effect. Each Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements necessary to construct its network infrastructure and otherwise operate its business, the loss of which would reasonably be expected to have a Material Adverse Effect.

         (b) Government Compliance.

             (i) Subject to the more specific requirements of clauses (ii) through (ix) below, each Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations, including Environmental Laws, to which it is subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral. Each Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA.

             (ii) Each   Borrower  and  its   Subsidiaries   shall  operate  the
                  Facilities in all material respects in accordance with the terms and conditions of the FCC Licenses and the Other Authorizations, if any, that are necessary or advisable in connection with the control, management, and operation of the business of the Borrowers, and in compliance with any
                  applicable   law,
                  including the requirements of the Communications Act, the FCC Rules, public utilities laws, and State PUC Rules.

             (iii)Each of the  Borrowers and its  Subsidiaries  shall obtain any appropriate FCC Licenses and any Other Authorizations, if any, necessary for it to acquire, own, lease, control, manage and operate their business.

             (iv) Each of the Borrowers and its Subsidiaries shall comply in all material respects with, and shall ensure that all Facilities comply in all material respects with the Communications Act, the FCC Rules, any applicable public utilities laws, State PUC Rules, and the FCC Licenses and Other Authorizations, if any, that are necessary or advisable in connection with the control, management, and operation of the business of such Borrowers and its Subsidiaries.

             (v) Each of Borrowers and its Subsidiaries shall duly, timely, and accurately file all material reports and documents required by the Communications Act, required by the FCC Rules, requested by the FCC, required by any applicable public utilities laws, required by any State PUC Rules, or requested by any State PUC.

             (vi) Each of the  Borrowers  and its  Subsidiaries  shall  take all actions and perform all obligations that are necessary or advisable to comply in all material respects with the terms and conditions of all FCC Licenses that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries, and to maintain such FCC Licenses in full force and effect and without adverse modification or impairment.
                  Each of the Borrowers and its Subsidiaries shall take all actions and perform all obligations that are necessary to comply in all material respects with the terms and conditions of all Other Authorizations and to maintain such Other Authorizations in full force and effect and without adverse modification or impairment.

             (vii)Each of the  Borrowers  and its  Subsidiaries  shall  take all actions and perform all obligations that are necessary or advisable to effectuate the renewal of all FCC Licenses that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries and of all Other Authorizations that are necessary or advisable in connection with the control, management, and operation of the business of such Borrower and its Subsidiaries.

             (viii) Each of the  Borrowers and its  Subsidiaries  shall take all actions  necessary  or advisable  to preserve  their  material rights under the Management Agreements and shall use reasonable efforts to cause each Other Licensee: to perform all of its respective obligations thereunder; to maintain in full force and effect and without adverse modification or impairment any FCC Licenses or Other Authorizations held by such Other Licensee applicable to any Facility being operated or managed by such Borrower or its Subsidiaries; and to comply with the terms and conditions of any such FCC Licenses or Other Authorizations, the Communications Act, the FCC Rules, and any applicable public utilities laws, and State PUC Rules.

             (ix) Each of the Borrower and its  Subsidiaries  shall  operate and manage the Facilities in such a manner as to ensure that they will not cause or result in exposure of workers or the general public to levels of radio frequency radiation in excess of the applicable limits stated in the FCC Rules, or any other applicable law.

         (c) Payment of Taxes, etc. Each Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon any of its properties; provided that there shall be no requirement to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by appropriate proceedings or which presents no risk of seizure, forfeiture, levy or other event which could jeopardize any Collateral or (ii) for which payment in full is bonded or reserved in Chadmoore's Financial Statements in accordance with GAAP. Each Borrower shall pay and discharge, and cause each Subsidiary to pay and discharge, each of its contractual obligations with third parties except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (d) Inspection Rights. Each Borrower shall, at any reasonable time and from time to time, and so long as no Default or Event of Default has occurred and is continuing, upon reasonable notice from Bank and at Bank's sole expense, permit, and shall cause each Subsidiary to permit, Bank or any of its agents or representatives to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, such Borrower and to discuss the affairs, finances and accounts of such Borrower with any of its officers or directors relating in each case to Bank's capacity as lender and secured party hereunder and with respect to the Collateral.

         (e) Maintenance of Equipment and Other Assets. Each Borrower shall keep and maintain, and shall cause each Subsidiary to keep and maintain, all items of equipment and other tangible personal property in good operating condition, reasonable wear and tear excepted, shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Each Borrower shall not permit any such material item of property to be operated or maintained in material violation of any applicable law, statute, rule or regulation or provisions of insurance policies. With respect to items of leased equipment, Each Borrower shall keep, maintain, repair, replace and operate such leased equipment in accordance with the terms of the applicable lease.

         (f) Nextel Agreement. Chadmoore shall use commercially reasonable efforts to perform its obligations under the Nextel Agreement.

         (g) New Subsidiaries; Additional Borrowers.

             (i) The Borrower(s) will cause (i) any Subsidiary that makes a Loan Request hereunder, prior to making such request, to execute and deliver to the Bank a Borrower Joinder in the form of Exhibit B attached hereto, to cause such Subsidiary to become a Borrower under this Agreement, (ii) if any Chadmoore Subsidiary becomes a Borrower hereunder, Chadmoore will join and become a party to the Guaranty by a form of joinder in form and substance reasonably satisfactory to Bank, and (iii) each of their Subsidiaries hereafter formed or acquired prior to the payment in full of all obligations hereunder, to become a Guarantor under the Guaranty and a Grantor under the Security Agreement. The Borrowers and such Subsidiary shall fully cooperate with Bank and perform all additional acts requested by Bank to effect the purposes of this Section 6.01(g)(i), including without limitation, execution and delivery of agreements, instruments, UCC-1 financing statements, documents, certificates and opinions all in form and substance satisfactory to Bank.

             (ii) The Borrowers will cause each of their Subsidiaries hereafter formed or acquired on or after the Commitment Termination Date, to execute and deliver to the Bank a Subsidiary Joinder in the form of Attachment 1 to the Guaranty, to cause such Subsidiary to become a Guarantor under the Guaranty and a Grantor under the Security Agreement. The Borrowers and such Subsidiary shall fully cooperate with Bank and perform all additional acts requested by Bank to effect the purposes of this Section 6.01(g)(ii), including without limitation, execution and delivery of agreements, instruments, UCC-1 financing statements, documents, certificates and opinions all in form and substance satisfactory to Bank.

                                   ARTICLE VII
                                   -----------

                        NEGATIVE AND FINANCIAL COVENANTS
                        --------------------------------

7.01. Negative Covenants. So long as the Obligations remain outstanding:
         (a) Name; Location of Chief Executive Office. No Borrower shall, without thirty (30) days prior written notice to Bank, change its name, chief executive office or principal place of business.

         (b) Liens. No Borrower shall, nor shall it permit its Subsidiaries to, create, incur, assume or suffer to exist any Lien of any kind upon any of its properties or assets, whether tangible or intangible, whether real, personal or mixed, whether now owned or hereafter acquired, except Permitted Liens.

         (c) Dispositions of Assets. No Borrower shall, nor shall it permit its Subsidiaries to, convey, sell, offer to sell, lease, transfer, exchange or otherwise dispose of (collectively, a "Transfer") all or any part of its assets to any Person, other than: (i) Transfers of worn-out, obsolete or unneeded equipment; (ii) Transfers from any Borrower to Chadmoore or a Borrower which is a wholly-owned Subsidiary of Chadmoore; (iii) Transfers in compliance with Section 5.03, (iv) Transfers of Licenses listed on the Disclosure Schedule to non-wholly-owned Subsidiaries solely pursuant to the terms of existing agreements with the holders of minority interests in such Subsidiaries, which agreements are listed on the Disclosure Schedule, (v) other Transfers of property for fair consideration in an amount not exceeding ten percent (10%) of Adjusted Consolidated Tangible Net Worth in any fiscal year, (vi) Transfers of Excluded Assets (as defined in the Nextel Agreement) and (vii) pursuant to the Nextel Agreement.

         (d)  Distributions.   No  Borrower  shall,  nor  shall  it  permit  its
Subsidiaries to, (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements in an aggregate amount not to exceed $100,000); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that (A) Chadmoore may pay dividends payable solely in its common stock, (B) any Subsidiary of Chadmoore may pay dividends and make distributions to Chadmoore or a wholly-owned Subsidiary of Chadmoore, (C) Chadmoore may redeem its Series C Preferred Stock in accordance with the terms of such Series C Preferred Stock as set forth in its Certificate of Designation of Rights and Preferences of Series C Preferred Stock in effect as of the date hereof, (D) each Subsidiary of Chadmoore which is a limited liability company may make distributions in any fiscal year to its members in an amount not to exceed such Subsidiary's net income for such fiscal and the tax liabilities of its members arising during such fiscal year solely from their ownership interests in such Subsidiary, and
(E) Chadmoore may make distributions to effectuate the reorganization contemplated by the Nextel Agreement.

         (e) Mergers or Acquisitions. Except to effectuate the reorganization contemplated by the Nextel Agreement, no Borrower shall, nor shall it permit its Subsidiaries to, merge or consolidate with or into any other Person or acquire all or substantially all of the capital stock or assets of another Person; provided, that any Borrower may merge with and into Chadmoore and any Borrower may merge with and into any Borrower which is a wholly-owned Subsidiary of Chadmoore so long as no Default or Event of Default shall exist either immediately prior to or after giving effect thereto.

         (f) Transactions With Affiliates. No Borrower shall, nor shall it permit its Subsidiaries to, enter into any contractual obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Borrower as an arms-length transaction with unaffiliated Persons.

         (g) Indebtedness Payments. No Borrower shall, nor shall it permit its Subsidiaries to, (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due under this Loan Agreement or the Notes, or the Senior Loan Agreement and related notes) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders.

         (h)   Indebtedness.   No  Borrower  shall,  nor  shall  it  permit  its
Subsidiaries to, create, incur, assume or permit to exist any Indebtedness except Permitted Indebtedness.

         (i)   Investments.   No  Borrower  shall,   nor  shall  it  permit  its
Subsidiaries to, make any Investment except for Permitted Investments.

         (j) Security Interest in FCC Licenses. The Borrowers and their Subsidiaries shall not contest the validity of the security interest granted with respect to FCC Licenses pursuant to the terms of the Operative Documents and in compliance with FCC regulations.

7.02.    Financial Covenants.  Chadmoore shall maintain:

         (a) Consolidated Total Indebtedness to Adjusted Consolidated Tangible Net Worth Ratio. As of the last day of each calendar quarter, a ratio of (i) Consolidated Total Indebtedness minus Subordinated Indebtedness to (ii) Adjusted Consolidated Tangible Net Worth plus Subordinated Indebtedness of not more than 2.2:1.00 for each calendar quarter ending in 1999 and not more than 1.7 for each calendar quarter ending thereafter;

         (b) Current Ratio. As of the last day of each calendar quarter, a ratio of Current Assets to Current Liabilities of not less than 0.7:1.00 for each calendar quarter ending in 1999 and 2000 and not less than 1.3 for each calendar quarter ending thereafter;

         (c) Consolidated Operating Cash Flow to Consolidated Interest Expense and Principal Repayment Ratio. As of the last day of each calendar quarter, commencing with the calendar quarter ending March 31, 2000, a ratio of Consolidated Operating Cash Flow to Consolidated Interest Expense and Principal Repayment of not less than 0.7:1.00 for each calendar quarter ending in 2000, not less than 1.8:1:00 for each calendar quarter ending in 2001 and not less than 3.0 for each calendar quarter ending thereafter;

         (d) Adjusted Tangible Net Worth. At all times, Adjusted Consolidated Tangible Net Worth plus Subordinated Indebtedness of not less than $18,000,000.

                                  ARTICLE VIII
                                  ------------

                              CONDITIONS PRECEDENT
                              --------------------

8.01. Closing. At the time of execution and delivery of this Agreement, the Borrowers shall have duly executed and/or delivered to Bank the items set forth in Part I of Schedule 2.

8.02. Other Conditions. The obligation of Bank to make each Loan shall be subject to the execution and/or delivery to Bank of each of the items set forth in Part I of Schedule 2 and the satisfaction by the applicable Borrower of each condition set forth in Part II of Schedule 2 and, if applicable, Part III of
Schedule 2..

8.03. Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Bank each item required to be delivered to Bank as a condition to a Loan, if the Loan is advanced. Borrower expressly agrees that the extension of a Loan prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower's obligation to deliver such item.

                                   ARTICLE IX
                                   ----------

                              DEFAULT AND REMEDIES
                              --------------------

9.01. Events of Default. An "Event of Default" shall mean the occurrence of one or more of the following described events:

         (a) Any Borrower shall (i) default in the payment of principal of or interest on the Loan when the same is due, or (ii) default in the payment of any expense or other amount payable hereunder or thereunder for five (5) days after receipt of written notice from Bank that the same is due; or

         (b) Any Borrower shall breach any provision of Section 5.03, Section 6.01(f), Section 6.01(g), Section 7.01 and Section 7.02, except that if Senior Lender shall have waived or otherwise agreed to forbear exercising its rights under the comparable provisions of the Senior Loan Agreement, whether in writing, orally, or through failure to act, then as to such breach there shall not be an Event of Default hereunder; or

         (c) Any Borrower shall default in the performance of any covenant, agreement or obligation (other than a covenant, agreement or obligation referred to in, Section 9.01(a) or Section 9.01(b)) contained in any Operative Document and such Borrower shall fail to cure such default for a period of twenty (20) days after Borrower knew or should have known of such default, except that if Senior Lender shall have waived or otherwise agreed to forbear exercising its rights under the comparable provisions of the Senior Loan Agreement, whether in writing, orally, or through failure to act, then as to such default there shall not be an Event of Default hereunder; or

         (d) Any Borrower shall have breached any material term of any agreement with Senior Lender, except that if Senior Lender shall have waived or otherwise agreed to forbear exercising its rights related to such breach, whether in writing, orally, or through failure to act, then as to such breach there shall not be an Event of Default hereunder; or

         (e) Any representation or warranty made herein or on a Funding Date by any Borrower in any Operative Document, or any certificate furnished pursuant to the provisions of any Operative Document, shall prove to have been false or misleading in any material respect as of the time made or furnished; or

         (f) Any Operative Document or any material term thereof shall in any material respect cease to be, or any Borrower or any Guarantor shall assert that any Operative Document or any material term thereof is not, a legal, valid and binding obligation of such Borrower or such Guarantor, as applicable, enforceable in accordance with its terms; or

         (g) A proceeding shall have been instituted in a court of competent jurisdiction seeking a decree or order for relief in respect of a Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of a Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding; or

         (h) Any Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of a Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

9.02.    Consequences of Event of Default.

         (a) If an Event of Default  specified  under and of clauses (a) through
(f) of Section 9.01 shall occur and be continuing, Bank may (i) declare the Loans, together with interest thereon, and all other liabilities of the Borrowers hereunder and under the other Operative Documents to be due and payable 180 days after the Event of Default, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and (ii) terminate its commitment to make the Loans and terminate any commitment to advance money or extend credit to or for the benefit of the Borrowers pursuant to any other agreement or commitment extended by Bank to Borrowers.

         (b) If an Event of Default specified under clause (g) or (h) of Section
9.01 shall occur, then immediately and without notice (i) the Loans, together with interest thereon, and all other liabilities of the Borrowers hereunder and under the other Operative Documents shall automatically become due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and (ii) Bank's commitment hereunder to make the Loan and any other commitment of Bank to the Borrowers to advance money or extend credit pursuant to any other agreement or commitment shall be terminated.

9.03. Rights Regarding Collateral. The Borrowers agree that when any Event of Default has occurred and is continuing, in addition to the rights set forth above, Bank shall have the rights, options, duties and remedies of a secured party as permitted by law and as set forth in the Security Agreement, subject, however, to all FCC Rules.

9.04. Reinstatement of Rights. This Agreement and the other Operative Documents shall remain in full force and effect and continue to be effective should any petition be filed by or against a Borrower or any of its Subsidiaries for liquidation or reorganization, should a Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of a Borrower's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. If Bank shall have proceeded to enforce any right under this Agreement or any other Operative Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Bank shall be restored to its former position and rights hereunder with respect to the property subject to the security interest created under this Agreement.

                                   ARTICLE X
                                   ---------

                                  MISCELLANEOUS
                                  -------------

10.01. Modifications, Amendments or Waivers. The provisions of any Operative Document may be modified, amended or waived only by a written instrument signed by the parties thereto.

10.02. No Implied Waivers; Cumulative Remedies; Writing Required. No delay or failure of Bank in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of Bank are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only in the specified instance and to the extent specifically set forth in such writing.

10.03. Expenses; Indemnification. The Borrowers shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Agreement and the other Operative Documents, (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of amendments and waivers hereunder and
(iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by

Bank in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of Bank's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving any Borrower or any of its Affiliates). The Borrowers shall indemnify, reimburse and hold Bank, each of Bank's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to a Borrower's property), or bodily injury to or death of any person (including any agent or employee of a Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan, the falsity of any representation or warranty of a Borrower or a Borrower's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of a Borrower, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that the Borrowers shall not indemnify Bank for any liability incurred by Bank as a result of Bank's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon Bank's written demand, the Borrowers shall assume and diligently conduct, at its sole cost and expense, the entire defense of Bank, each of its members, and each of their respective, agents, employees, directors, officers, shareholders, successors and assigns, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. The Borrowers shall not settle or compromise any Claim against or involving Bank without first obtaining Bank's written consent thereto, which consent shall not be unreasonably withheld. If Bank elects to assume its own defense in connection with an indemnified Claim, then Bank shall not settle or compromise such Claim without first obtaining Borrower's written consent thereto, which consent shall not be unreasonably withheld, provided that if Borrower does not consent thereto, then Borrower shall post security or a bond in the amount of such Claim for the benefit of the Bank.

10.04. Waivers. (a) Borrower shall give Bank written notice within one hundred eighty (180) days of obtaining knowledge of the occurrence of any claim or cause of action it believes it has, or may seek to assert to allege against Bank whether such claim is based in law or equity, arising under or related to this Agreement or any of the other Operative Documents or to the transactions contemplated hereby or thereby, or any act or omission to act by Bank with respect hereto or thereto, and that if it shall fail to give such notice to Bank with regard to any such claim or cause of action, Borrower shall be deemed to have waived, and shall be forever barred from bringing or asserting such claim or cause of action in any suit, action or proceeding in any court or before any governmental agency or authority or any arbitrator.

(b) NO CLAIM MAY BE MADE BY ANY BORROWER AGAINST BANK OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

10.05. Notices; Payments. (a) All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:

              Borrowers:       At the address set forth on the cover page of
                               this Agreement.

              with a
              copy to:         Gray Cary Ware & Freidenrich LLP
                               400 Capitol Mall
                               Suite 2400
                               Sacramento, California  95814
                               Attention:  Gilles S. Attia, Esq.

              Bank:            BARCLAYS BANK PLC
                               222 Broadway
                               New York, New York  10038
                               Telephone No.:  212-412-3355
                               Telecopier No.:  212-412-5306 or 07 or 08
                               Attention: Central Loan Administration/Manager,
                                         Agent Section

or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

         (b) Unless Bank specifies otherwise in writing, all payments shall be made by wire transfer to:

                  Federal Reserve Bank of New York
                  Account No. 026002574 in the name of Barclays Bank PLC Central Loan Administration
                  Control Account No. 050-01910-4
                  Central Loan


10.06.   Termination.  This Agreement shall terminate at the end of the Term.

10.07. Severability. If any provision of any Operative Document is held invalid or unenforceable to any extent or in any application, the remainder of such Operative Document and all other Operative Documents, or the application of such provision to different Persons or circumstances or in different jurisdictions, shall not be affected thereby.

10.08. Survival. All covenants and agreements of the Borrowers contained herein or made in writing in connection herewith shall survive the execution and delivery of the Operative Documents, the making of Loans hereunder, the granting of security and the issuance of the Notes. All representations and warrants shall be made upon the execution and delivery of the Operative Documents and upon the making of each Loan; provided that the right to declare an Event of Default or bring an action for damages or exercise any other remedy if such representations and warranties are found to have been false in any material respect when made shall survive the execution and delivery of the Operative Documents and the making of each Loan.

10.09. Governing Law. This Agreement, the other Operative Documents and the rights and obligations of the parties hereto and thereto shall be governed by and construed and enforced in accordance with the laws of the State of New York.

10.10. Successors and Assigns. This Agreement and the other Operative Documents shall be binding upon and inure to the benefit of Bank, all future holders of the Notes, the Borrowers and their respective successors and permitted assigns, except that no Borrower may assign or transfer its rights hereunder or any interest herein other than as contemplated by Section 7.03(f) of the Nextel Agreement without the prior written consent of Bank. Bank may sell to any other entity (a "Participant") participation interests in Bank's rights under this Agreement and the other Operative Documents; provided that notwithstanding the sale of participation or assignment of rights by Bank hereunder, the Borrowers shall continue to deal solely and directly with one Bank in connection with this Agreement and the other Operative Documents. Bank may disclose the Operative Documents and any other financial or other information relating to the Borrowers or any Subsidiary to any potential Participant, provided that such Participant agrees to protect the confidentiality of such documents and information using the same measures that it uses to protect its own confidential information.

10.11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

10.12. Further Assurances. Each Borrower will, at its own expense, from time to time do, execute, acknowledge and deliver all further acts, deeds, conveyances, transfers and assurances, and all financing and continuation statements and similar notices, reasonably necessary or proper for the perfection of the security interest being herein provided for in the Collateral, whether now owned or hereafter acquired.

10.13. Confidentiality. All information (other than periodic reports filed by Chadmoore with the Securities and Exchange Commission) disclosed by the Borrowers to Bank in writing or through inspection pursuant to this Agreement shall be considered confidential. Bank agrees to use the same degree of care to safeguard and prevent disclosure of such confidential information as Bank uses with its own confidential information, but in any event no less than a reasonable degree of care. Bank shall not disclose such information to any third party (other than Bank's members, Bank's or Bank's member's attorneys and auditors subject to the same confidentiality obligation set forth herein) and shall use such information only for purposes of evaluation of its extension of credit to Borrower and the exercise of Bank's rights and the enforcement of its remedies under this Agreement and the other Operative Agreements. The obligations of confidentiality shall not apply to any information that (a) was known to the public prior to disclosure by a Borrower under this Agreement, (b) becomes known to the public through no fault of Bank, (c) is disclosed to Bank by a third party' having a legal right to make such disclosure, or (d) is independently developed by Bank.

10.14. Jury Trial. EACH BORROWER AND BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

10.15. Payments Free of Taxes, Etc. All payments made by the Borrowers under this Agreement shall be made by the Borrowers free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Borrowers shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Agreement. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Bank, hereunder, the amounts so payable to Bank shall be increased to the extent necessary to yield to Bank (after payment of all such amounts) any such amounts payable hereunder in the amounts, specified in this Agreement. Upon request by Bank, the Borrowers shall furnish evidence satisfactory to Bank that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

10.16. Consent to Jurisdiction; Venue. All judicial proceedings with respect to this Agreement and the other Operative Documents may be brought in any state or federal court of competent jurisdiction in the Borough of Manhattan, City and State of New York, and by execution and delivery of this Agreement, each Borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each Borrower irrevocably waives any right it may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section. Any action with regard to Collateral, may be brought wherever such Collateral is located. Nothing herein shall affect the right of Bank to bring proceedings against a Borrower in courts of any jurisdiction.

         [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

Bank:                                       BARCLAYS BANK PLC


                                            By: /s/ Philip Capparis
                                            Name:  Philip Capparis
                                            Title:  Director


Borrowers:                                  CHADMOORE WIRELESS GROUP, INC.



                                            By: /s/ Robert W. Moore
                                            Name: Robert W. Moore
                                            Title: President

SCHEDULES

1        List of Subsidiaries
2        Conditions Precedent


EXHIBITS

A        Form of Secured Promissory Note
A-1      Form of Pledge Letter
B        Form of Borrower Joinder
C        Form of Guaranty
D        Form of Security Agreement

                                   SCHEDULE 1

                              LIST OF SUBSIDIARIES

                  CHADMOORE COMMUNICATIONS, INC.

                  PTT TANNER, INC.

                  PTT BEACON HILL, INC.

                  PTT OF NEVADA, INC.

                  CMRS SYSTEMS, INC.

                  CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.

                  PTT COMMUNICATIONS OF RICHMOND, LLC

                  PTT MAPLE, INC.

                  PTT COMMUNICATIONS OF HUNTSVILLE, LLC

                  PTT BURTON, INC.

                  PTT COMMUNICATIONS OF FORT WAYNE, LLC

                  PTT COMMUNICATIONS OF ROANOKE, LLC

                  PTT TRISTAN, INC.

                  PTT COMMUNICATIONS OF AUSTIN, LLC

                  PTT COMMUNICATIONS OF JACKSONVILLE, LLC

                  PTT COMMUNICATIONS OF VIRGINIA BEACH, LLC

                  PTT ROSELAND, INC.

                  PTT ARTINA, INC.

                  PTT FRANKLIN, INC.

                  PTT CHACO, INC.

                  800 SMR NETWORK, INC.

                  PTT COMMUNICATIONS OF BATON ROUGE LIMITED

                  PTT COMMUNICATIONS OF LAKE CHARLES, LLC

                  PTT COMMUNICATIONS OF BAY CITY, LLC

                                   SCHEDULE 2

                              CONDITIONS PRECEDENT


PART I:
------

         At the time of execution and delivery of this Agreement, there shall also have been delivered to Lender:

         (a) The Guaranty;

         (b) The Security Agreement;

         (c) The Subordination Agreement;

         (d) An Initial Pledge Letter;

         (e) A favorable opinion of corporate counsel for the Borrowers, dated as of the closing date, in form and substance satisfactory to Lender.

         (f) Copies, certified by the Secretary or Assistant Secretary of Chadmoore as of the closing date, of all documents evidencing action taken by such Borrower authorizing the execution, delivery and performance of the Operative Documents to which Borrower or such Guarantor is a party, in form and substance satisfactory to Lender and its counsel;

         (g) Good standing certificates for Chadmoore from (i) such party's state of incorporation, and (ii) the state in which such party's principal place of business is located, together with certificates of the applicable governmental authorities that Borrower or such Guarantor is in compliance with the franchise tax laws of each such state, each dated as of a recent date;

         (h) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Guaranty, the Security Agreement, the Notes and the other Operative Documents;

         (i) Schedules and Exhibits to the Agreement in form and substance satisfactory to Lender;

         (j) True and correct copies of schedules to Senior Credit Agreement;

         (k) Loan Request (timely made in advance of funding as if Credit Agreement then in effect)

         (l) A Disclosure Schedule in form and substance satisfactory to Lender.

PART II
-------

         On or prior to the Funding Date of each Loan, each of the items set forth in Part I of this Schedule 2 shall have been delivered to Lender and the following conditions shall have been satisfied or waived by Lender:

         (a) Each  Borrower  shall  have  provided  to  Lender  such  documents, instruments and agreements as Lender shall have reasonably requested to evidence the perfection and priority of the security interests granted to Lender pursuant to the Security Agreement, including form UCC-1 Financing Statements, duly executed by the applicable Borrower;

         (b) Each new Subsidiary of Borrower which has not previously become a party to the Loan Agreement, Security Agreement and the Guaranty, shall execute and deliver and become a party to the Loan Agreement, Security Agreement and the Guaranty;

         (c) No Event of Default or Default shall have occurred and be continuing;

         (d) The representations and warranties contained in this Agreement and the other Operative Documents to which each Borrower is a party shall be true and correct in all material respects as if made on such Funding Date; and

         (e) Each of the Operative Documents remains in full force and effect.

PART III

         Conditions precedent to loans to Subsidiaries.

         (a) Resolutions;

         (b) Opinion of Counsel;

         (c) Incumbency;

         (d) The applicable Borrower shall have duly executed and delivered to Lender a Note prepared by Lender with respect to the Loan; and

         (e) UCCs.

                                    EXHIBIT A

                      SUBORDINATED SECURED PROMISSORY NOTE


$32,500,000                                                       Las Vegas, NV
                                                                August 31, 2000



                  Chadmoore Wireless Group, Inc., a Colorado corporation, (the "Borrower"), FOR VALUE RECEIVED, hereby promises to pay to the order of Barclays Bank PLC (the "Bank") at its offices as specified in the Credit Agreement referred to below, or such other place as may be designated by Bank, on the dates specified in the Credit Agreement, the principal sum of THIRTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($32,500,000), or if less, the aggregate unpaid principal amount of all Advances, made by the Bank to the Borrower, in lawful money of the United States of America and in immediately available funds. Capitalized terms not defined herein shall have the meanings given them in the Credit Agreement referred to below.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office for the account of the Bank from the date hereof until such principal amount is paid in full at the rate or rates per annum which shall be determined in accordance with the provisions of the Credit Agreement dated as of August 31, 2000, among Borrower, Bank and the other parties thereto (as such Credit Agreement may be amended, restated, modified or supplemented from time to time, the "Credit Agreement"), said interest to be payable on the dates specified in the Credit Agreement. All unpaid principal and interest shall in any event be payable not later than June 30, 2002.

                  This Note is the Secured Promissory Note referred to in the Credit Agreement and is entitled to the benefits thereof. This Note evidences Advances made by the Bank to the Borrower. This Note is subject to prepayment, in whole or in part, as specified in the Credit Agreement. In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may become or may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

                  This Note is secured by and entitled to the benefits of the Security Agreement and reference is hereby made to the Credit Agreement and such Security Documents for a description of the properties mortgaged, pledged and assigned, the nature and extent of the collateral and the rights of the parties to the Security Agreement in respect of such collateral.

                  The Borrower hereby waives presentment, protest or notice of any kind in connection with this Note other than notices required by the Credit Agreement.

                  This Note shall be construed in accordance with and be governed by the law of the State of New York , without giving effect to principles of conflicts of law.

                                      CHADMOORE WIRELESS GROUP, INC.



                                      By:
                                         ---------------------------------------
                                           Name:

                                           Title:

                                                                     Schedule I

                           LOAN AND REPAYMENT SCHEDULE

======================== ====================== ====================== ====================== ======================
                               Amount of Principal
                                                Repayment              Unpaid Principal       Notation Made By
Date                     Amount of Loan                                Balance
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------


------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

------------------------ ---------------------- ---------------------- ---------------------- ----------------------

======================== ====================== ====================== ====================== ======================

                                    EXHIBIT B

                                     FORM OF

                                BORROWER JOINDER


THIS BORROWER JOINDER (this "Agreement"), dated as of __________, ____, is executed by [SUBSIDIARY], a ___________ [corporation] [partnership] [etc.] ("New Subsidiary"), in favor of BARCLAYS BANK PLC (the "Bank").

                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of August 31, 2000 (as amended from time to time, the "Loan Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore") and certain Subsidiaries of Chadmoore (together with Chadmoore, the "Borrowers") listed therein and Lender, Lender has agreed to extend loans to Borrowers upon the terms and subject to the conditions set forth therein.

         B. The Lender's obligation to extend loans to Borrowers under the Loan Agreement is subject, among other conditions, to receipt by lender of a Guaranty, dated as of the August ___, 2000 (the "Guaranty"), duly executed by Chadmoore and each of its Subsidiaries and a Security Agreement, dated as of March 2, 1999 (the "Security Agreement") duly executed by Chadmoore and each of its Subsidiaries.

         C. Pursuant to Section 6.01(g) of the Loan Agreement, each Subsidiary of Chadmoore that requests a Loan under the Credit Agreement is required to become a Borrower under the Loan Agreement, and each new Subsidiary created is required to become a Guarantor under the Guaranty and a Grantor under the Security Agreement, by delivering and executing this Agreement to the Lender.

         D. New Subsidiary is a [new] Subsidiary of Chadmoore and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Lender, as follows:

         1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. New Subsidiary acknowledges receipt of copies of the Loan Agreement, the Guaranty, the Security Agreement and the other Operative Documents.

         2. Representations and Warranties. On and as of the date of this Agreement (the "Effective Date") and for the benefit of the Lender, New Subsidiary hereby makes each of the representations and warranties made by (i) each Borrower in the Loan Agreement, (ii) each Guarantor in the Guaranty and
(iii) each Grantor in the Security Agreement.

         3. Agreement to be Bound. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Borrower under the Loan Agreement, a Guarantor under the Guaranty and a Grantor under the Security Agreement and shall be bound by all the provisions of the Loan Agreement, the Guaranty and the Security Agreement to the same extent as if New Subsidiary had executed the Loan Agreement, the Guaranty and the Security Agreement on the Closing Date.

         4. Waiver. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Loan Agreement, the Guaranty and the Security Agreement and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Loan Agreement, the Guaranty and the Security Agreement.

         5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                              [SUBSIDIARY]


                                              By: _________________________
                                                  Name:
                                                  Title:

Address:

[                              ]
[                              ]
[                              ]
Attn:
Telephone:
Facsimile:




                                      C-2